================================================================================


                             BUSH INDUSTRIES, INC.

                       THE FOREIGN SUBSIDIARY BORROWERS

                          --------------------------


                                 $155,000,000
                        CREDIT AND GUARANTEE AGREEMENT

                           Dated as of June 26, 1997
                        -------------------------------


                           The Lenders Party Hereto,

                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent

                                      and

                              MELLON BANK, N.A.,
                                  as Co-Agent



================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                                               Page
                                                                                                               ----

SECTION 1.  DEFINITIONS.........................................................................................  1
           1.1  Defined Terms...................................................................................  1
                -------------
           1.2  Other Definitional Provisions................................................................... 22
                -----------------------------

SECTION 2.  AMOUNT AND TERMS OF REVOLVING CREDIT
                    COMMITMENTS................................................................................. 23
           2.1  Revolving Credit Commitments.................................................................... 23
                ----------------------------
           2.2  Repayment of Revolving Credit Loans; Evidence of Debt........................................... 23
                -----------------------------------------------------
           2.3  Procedure for Revolving Credit Borrowing........................................................ 24
                ----------------------------------------
           2.4  Termination or Reduction of Revolving Credit Commitments........................................ 25
                --------------------------------------------------------

SECTION 3.  AMOUNT AND TERMS OF SWING LINE COMMITMENTS.......................................................... 25
           3.1  Swing Line Commitments.......................................................................... 25
                ----------------------
           3.2  Procedure for Swing Line Borrowings; Interest Rate.............................................. 25
                --------------------------------------------------
           3.3  Repayment of Swing Line Loans; Evidence of Debt................................................. 26
                -----------------------------------------------
           3.4  Refunding of Swing Line Borrowings.............................................................. 27
                ----------------------------------
           3.5  Participating Interests......................................................................... 27
                -----------------------

SECTION 4.  AMOUNT AND TERMS OF MULTICURRENCY
                    COMMITMENT.................................................................................. 28
           4.1  Multicurrency Commitments....................................................................... 28
                -------------------------
           4.2  Repayment of Multicurrency Loans; Evidence of Debt.............................................. 28
                --------------------------------------------------
           4.3  Procedure for Multicurrency Borrowing........................................................... 29
                -------------------------------------

SECTION 5.  LETTERS OF CREDIT................................................................................... 30
           5.1  L/C Commitment.................................................................................. 30
                --------------
           5.2  Procedure for Issuance of Letters of Credit..................................................... 30
                -------------------------------------------
           5.3  L/C Participation............................................................................... 31
                -----------------
           5.4  Reimbursement Obligation of the Company......................................................... 32
                ---------------------------------------
           5.5  Obligations Absolute............................................................................ 32
                --------------------
           5.6  Letter of Credit Payments....................................................................... 33
                -------------------------
           5.7  Application..................................................................................... 33
                -----------

SECTION 6.  GENERAL PROVISIONS APPLICABLE TO THE LOANS ......................................................... 33
           6.1  Interest Rates and Payment Dates................................................................ 33
                -------------------------------
           6.2  Conversion and Continuation Options............................................................. 34
                -----------------------------------
           6.3  Minimum Amounts of Tranches..................................................................... 35
                ---------------------------
           6.4  Optional and Mandatory Prepayments.............................................................. 35
                ----------------------------------
           6.5  Commitment Fees; Other Fees..................................................................... 36
                ---------------------------
           6.6  Computation of Interest and Fees................................................................ 37
                --------------------------------
           6.7  Inability to Determine Interest Rate............................................................ 38
                ------------------------------------
           6.8  Pro Rata Treatment and Payments................................................................. 39
                -------------------------------
           6.9  Illegality...................................................................................... 40
                ----------

           6.10  Requirements of Law............................................................................ 41
                 --------------------
           6.11  Taxes.......................................................................................... 42
                 -----
           6.12  Indemnity...................................................................................... 44
                 ---------
           6.13  Use of Proceeds................................................................................ 44
                 ---------------
           6.14  Change of Lending Office; Replacement of Lenders............................................... 45
                 ------------------------------------------------

SECTION 7.  REPRESENTATIONS AND WARRANTIES...................................................................... 46
           7.1  Financial Condition............................................................................. 46
                -------------------
           7.2  No Change....................................................................................... 46
                ---------
           7.3  Corporate Existence; Compliance with Law........................................................ 46
                ----------------------------------------
           7.4  Corporate Power; Authorization; Enforceable Obligations......................................... 47
                -------------------------------------------------------
           7.5  No Legal Bar.................................................................................... 47
                ------------
           7.6  No Material Litigation.......................................................................... 47
                ----------------------
           7.7  No Default...................................................................................... 47
                ----------
           7.8  Ownership of Property; Liens.................................................................... 47
                ----------------------------
           7.9  Intellectual Property........................................................................... 48
                ---------------------
           7.10  No Burdensome Restrictions..................................................................... 48
                 --------------------------
           7.11  Taxes.......................................................................................... 48
                 -----
           7.12  Federal Regulations............................................................................ 48
                 -------------------
           7.13  ERISA.......................................................................................... 48
                 -----
           7.14  Investment Company Act; Other Regulations...................................................... 49
                 -----------------------------------------
           7.15  Subsidiaries................................................................................... 49
                 ------------
           7.16  Environmental Matters.......................................................................... 49
                 ---------------------
           7.17  Accuracy and Completeness of Information....................................................... 50
                 ----------------------------------------
           7.18  Foreign Subsidiary Borrowers................................................................... 51
                 ----------------------------
           7.19  Security Documents............................................................................. 51
                 ------------------
           7.20  Solvency....................................................................................... 51
                 --------
           7.21  Labor Matters.................................................................................. 52
                 -------------

SECTION 8.  CONDITIONS PRECEDENT................................................................................ 52
           8.1  Conditions to Initial Loans..................................................................... 52
                ---------------------------
           8.2  Conditions to Second Closing Date............................................................... 54
                ---------------------------------
           8.3  Conditions to Each Extension of Credit.......................................................... 55
                --------------------------------------

SECTION 9.  AFFIRMATIVE COVENANTS............................................................................... 56
           9.1  Financial Statements............................................................................ 56
                --------------------
           9.2  Certificates; Other Information................................................................. 56
                -------------------------------
           9.3  Payment of Obligations.......................................................................... 57
                ----------------------
           9.4  Conduct of Business and Maintenance of Existence................................................ 57
                ------------------------------------------------
           9.5  Maintenance of Property; Insurance.............................................................. 57
                ----------------------------------
           9.6  Inspection of Property; Books and Records; Discussions.......................................... 58
                ------------------------------------------------------
           9.7  Notices......................................................................................... 58
                -------
           9.8  Environmental Laws.............................................................................. 59
                ------------------
           9.9  Additional Collateral; Further Assurances....................................................... 59
                -----------------------------------------
           9.10  Satisfaction of Waived Conditions Precedent.................................................... 60
                 -------------------------------------------

           9.11  Identification of Collateral................................................................... 60
                 ---------------------------
SECTION 10.  NEGATIVE COVENANTS................................................................................. 60
           10.1  Consolidated Cash Flow Coverage Ratio.......................................................... 60
                 -------------------------------------
           10.2  Consolidated Leverage Ratio.................................................................... 60
                 ---------------------------
           10.3  Maintenance of Consolidated Net Worth.......................................................... 60
                 -------------------------------------
           10.4  Limitation on Indebtedness..................................................................... 60
                 --------------------------
           10.5  Limitation on Liens............................................................................ 61
                 -------------------
           10.6  Limitation on Guarantee Obligations............................................................ 63
                 -----------------------------------
           10.7  Limitation on Fundamental Changes.............................................................. 63
                 ---------------------------------
           10.8  Limitation on Sale of Assets................................................................... 64
                 ----------------------------
           10.9  Limitation on Dividends........................................................................ 64
                 -----------------------
           10.10  Limitation on Capital Expenditures............................................................ 65
                  ----------------------------------
           10.11  Limitation on Investments, Loans and Advances................................................. 66
                  ---------------------------------------------
           10.12  Limitation on Modifications of Debt Instruments............................................... 67
                  -----------------------------------------------
           10.13  Limitation on Transactions with Affiliates.................................................... 67
                  ------------------------------------------
           10.14  Limitation on Sales and Leasebacks............................................................ 67
                  ----------------------------------
           10.15  Limitation on Changes in Fiscal Year.......................................................... 67
                  ------------------------------------
           10.16  Limitation on Negative Pledge Clauses......................................................... 67
                  -------------------------------------
           10.17  Limitation on Lines of Business............................................................... 68
                  -------------------------------
           10.18  Hedging Agreements............................................................................ 68
                  ------------------

SECTION 11.  GUARANTEE.......................................................................................... 68
           11.1  Guarantee...................................................................................... 68
                 ---------
           11.2  Right of Set-off............................................................................... 68
                 ----------------
           11.3  No Subrogation................................................................................. 69
                 --------------
           11.4  Amendments, etc. with respect to the Obligations; Waiver of Rights............................. 69
                 ------------------------------------------------------------------
           11.5  Guarantee Absolute and Unconditional........................................................... 70
                 ------------------------------------
           11.6  Reinstatement.................................................................................. 71
                 -------------
           11.7  Payments....................................................................................... 71
                 --------

SECTION 12.  EVENTS OF DEFAULT.................................................................................. 71

SECTION 13.  THE ADMINISTRATIVE AGENT; THE CO-AGENT............................................................. 74
           13.1  Appointment.................................................................................... 74
                 -----------
           13.2  Delegation of Duties........................................................................... 74
                 --------------------
           13.3  Exculpatory Provisions......................................................................... 74
                 ----------------------
           13.4  Reliance by Administrative Agent............................................................... 75
                 --------------------------------
           13.5  Notice of Default.............................................................................. 75
                 -----------------
           13.6  Non-Reliance on Administrative Agent and Other Lender.......................................... 76
                 -----------------------------------------------------
           13.7  Indemnification................................................................................ 76
                 ---------------
           13.8  Administrative Agent in its Individual Capacity................................................ 76
                 -----------------------------------------------
           13.9  Successor Administrative Agent................................................................. 77
                 ------------------------------
           13.10  The Co-Agent.................................................................................. 77
                  ------------

SECTION 14.  MISCELLANEOUS...................................................................................... 77
           14.1  Amendments and Waivers......................................................................... 77
                 ----------------------
           14.2  Notices........................................................................................ 79
                 -------
           14.3  No Waiver; Cumulative Remedies................................................................. 81
                 ------------------------------
           14.4  Survival of Representations and Warranties..................................................... 81
                 ------------------------------------------
           14.5  Payment of Expenses and Taxes.................................................................. 81
                 -----------------------------
           14.6  Successors and Assigns; Participations and Assignments......................................... 82
                 ------------------------------------------------------
           14.7  Adjustments; Set-Off........................................................................... 85
                 --------------------
           14.8  Counterparts................................................................................... 86
                 ------------
           14.9  Severability................................................................................... 86
                 ------------
           14.10  Integration................................................................................... 86
                  -----------
           14.11  GOVERNING LAW................................................................................. 86
                  -------------
           14.12  Submission To Jurisdiction; Waivers........................................................... 86
                  -----------------------------------
           14.13  Acknowledgements.............................................................................. 87
                  ----------------
           14.14  WAIVERS OF JURY TRIAL......................................................................... 87
                  ---------------------
           14.15  Power of Attorney............................................................................. 87
                  -----------------
           14.16  Judgment...................................................................................... 88
                  --------
           14.17  Confidentiality............................................................................... 88
                  ---------------


ANNEXES:
           I        Pricing Grid

SCHEDULES:

           I           Commitments; Addresses
           II          Foreign Subsidiary Borrowers
           5.1         Existing Letters of Credit
           7.1         Recent Transactions
           7.9         Intellectual Property
           7.16        Environmental Matters
           9.10        Waived Conditions Precedent
           10.4        Existing Indebtedness
           10.5        Existing Liens
           10.6        Existing Guarantee Obligations
           10.9(h)     Stock Redemption Program
           10.11(h)    Existing Investments, Loans and Advances

EXHIBITS:

           A        Form of Foreign Subsidiary Guarantee
           B        Matters to be Covered by Foreign Subsidiary Opinion
           C        Form of Joinder Agreement
           D-1      Form of Pledge Agreement
           D-2      Form of German Pledge Agreement
           E        Form of Domestic Subsidiary Guarantee
           F        Form of Note
           G        Form of Assignment and Acceptance
           H        Form of Opinion of Akerman, Senterfitt & Eidson, P.A.
           I        Form of Closing Certificate

     CREDIT AND GUARANTEE AGREEMENT, dated as of June 26, 1997, among BUSH INDUSTRIES, INC., a Delaware corporation (the "Company"), each FOREIGN
                                               -------
SUBSIDIARY BORROWER (as hereinafter defined) (together with the Company, the "Borrowers"), MELLON BANK, N.A., a national banking association as co-agent (in
 ---------
such capacity, the "Co-Agent"), the several banks and other financial
                    --------
institutions from time to time parties hereto (the "Lenders") and THE CHASE
                                                    -------
MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (as hereinafter defined, the "Administrative Agent").
                                                --------------------


                             W I T N E S S E T H :
                             - - - - - - - - - -


     WHEREAS, the Company is party to the Credit Agreement, dated as of July 26, 1995, as amended (the "Existing Credit Agreement") with the several banks and
                       -------------------------
other financial institutions party thereto, the Issuing Bank named therein and Mellon Bank, N.A., as the agent;

     WHEREAS, the Company intends to acquire (the "Rohr Acquisition") a 51%
                                                   ----------------
interest in Rohr Gruppe, a German corporation, and related entities (together "Rohr"); and
 ----

     WHEREAS, the Company has requested the Lenders to establish the credit facility provided for herein (the "Facility") to refinance the Existing Credit
                                   --------
Agreement, to finance the consummation of the Rohr Acquisition and for other general corporate purposes;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

      SECTION 1.  DEFINITIONS

      1.1  Defined Terms.  As used in this Agreement, the following terms shall
           -------------
have the following meanings:

      "ABR Loan":  Revolving Credit Loans or Swing Line Loans, the rate of
       --------
   interest applicable to which is based upon the Alternate Base Rate.

     "Adjustment Date":  each date on or after June 30, 1998 that is the second
      ---------------
Business Day following receipt by the Lenders of both (i) the financial statements required to be delivered pursuant to subsection 9.1(a) or 9.1(b), as applicable, for the most recently completed fiscal period and (ii) the related compliance certificate required to be delivered pursuant to subsection 9.2(b) with respect to such fiscal period.

     "Administrative Agent":  Chase, together with its affiliates, as arranger
      --------------------
of the Commitments and as administrative agent for the Lenders under this Agreement, and any successor thereto appointed pursuant to subsection 13.9.

     "Affiliate":  as to any Person, any other Person (other than a Subsidiary)
      ---------
which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

     "Aggregate Available Revolving Credit Commitments":  as at any date of
      ------------------------------------------------
determination with respect to all Lenders, an amount in U.S. Dollars equal to the Available Revolving Credit Commitments of all Lenders on such date.

     "Aggregate Multicurrency Outstandings":  as at any date of determination
      ------------------------------------
with respect to any Lender, an amount in the applicable Available Foreign Currencies equal to the aggregate unpaid principal amount of such Lender's Multicurrency Loans.

     "Aggregate Revolving Credit Commitments":  the aggregate amount of the
      --------------------------------------
Revolving Credit Commitments of all of the Lenders.

     "Aggregate Revolving Credit Outstandings":  as at any date of determination
      ---------------------------------------
with respect to any Lender, the sum of (a) the aggregate unpaid principal amount of such Lender's Revolving Credit Loans outstanding on such date and (b) such Lender's Revolving Credit Commitment Percentage of (i) the U.S. Dollar Equivalent of the aggregate amount of L/C Obligations outstanding on such date and (ii) the aggregate principal amount of Swing Line Loans outstanding on such date.

     "Aggregate Total Outstandings":  as at any date of determination with
      ----------------------------
respect to any Lender, an amount in U.S. Dollars equal to the sum of (a) the Aggregate Revolving Credit Outstandings of such Lender on such date and (b) the U.S. Dollar Equivalent of the Aggregate Multicurrency Outstandings of such Lender on such date.

     "Agreement":  this Credit and Guarantee Agreement, as the same may be
      ---------
amended, supplemented or otherwise modified from time to time.

     "Agreement Currency":  as defined in subsection 14.16(b).
      ------------------

     "Alternate Base Rate":  for any day, a rate per annum (rounded upwards, if
      -------------------
necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (c) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

     "Applicable Margin":  with respect to all Eurodollar Loans, NYBOR Loans and
      -----------------
Multicurrency Loans:

     (a) for each day until July 4, 1998, the lesser of (i) .625% per annum or
(ii) the applicable rate per annum set forth under the heading "Applicable Margin" on Annex I which corresponds to the Consolidated Leverage Ratio as determined from the financial statements and compliance certificate relating to the end of the fiscal period most recently ended and to which financial statements and a compliance certificate have been delivered pursuant to this Agreement; provided that in the event that the financial statements
                   --------
required to be delivered pursuant to subsection 9.1(a) or 9.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 9.2(b), are not delivered when due, then the
Applicable Margin shall be .625% per annum until such time as the financial statements are so delivered, at which time the Applicable Margin will revert to the lesser of the rates described in items (i) or (ii) above; provided further
                                                              -------- -------
that for purposes of this paragraph until the first date after the Closing Date on which financial statements are required to be delivered pursuant to subsection 9.1(b), the Consolidated Leverage Ratio shall be calculated based upon the Company's March 29, 1997 financial statements;

     (b) for each day from and including July 4, 1998 until the first Adjustment Date, the applicable rate per annum set forth under the heading "Applicable Margin" on Annex I which corresponds to the Consolidated Leverage Ratio as determined from the financial statements and compliance certificate relating to the fiscal period ending July 4, 1998; provided that in the event that the
                                       --------
financial statements required to be delivered pursuant to subsection 9.1(b) and the related compliance certificate required to be delivered pursuant to subsection 9.2(b) are not delivered when due, then subsections (c)(i), (ii) and
(iii) below shall apply; and

     (c) for each day from and after the first Adjustment Date, the applicable rate per annum set forth under the heading "Applicable Margin" on Annex I which corresponds to the Consolidated Leverage Ratio as determined from the financial statements and compliance certificate relating to the end of the fiscal period immediately preceding the most recent Adjustment Date; the Applicable Margin determined on each Adjustment Date will be adjusted on each subsequent Adjustment Date in accordance with Annex I; provided that in the event that the
                                            --------
financial statements required to be delivered pursuant to subsection 9.1(a) or 9.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 9.2(b), are not delivered when due, then

                (i) if such financial statements and compliance certificate are delivered after the date such financial statements and compliance certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin during the period from the date upon which such financial statements ere required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (iii) below, be the Applicable Margin as so increased;

                (ii) if such financial statements and compliance certificate are delivered after the date such financial statements and compliance certificate were required to be delivered and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Margin shall become applicable retroactively as of the date upon which the financial statements and certificate were required to be delivered (without giving effect to any applicable cure period); and

                (iii) if such financial statements and compliance certificate are not delivered prior to the expiration of the applicable cure period (which cure period shall, for purposes of this clause (iii), commence on the date on which the Administrative Agent delivers notice to the Company of its failure to deliver such financial statements and compliance certificate by the date required pursuant to subsections 9.1(a) or 9.1(b), as the case may be, and subsection 9.2(b)), then, effective upon such expiration, for the period from the date upon which such financial statements and compliance certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are annum (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section 12).

In the case of any payment of interest made after a date on which a change in the Applicable Margin may become effective pursuant to the foregoing provisions, and prior to the date of determination of such change, such interest payment shall be made at the rate in effect prior to such change, and any excess or deficiency shall be remitted with, or deducted from, the first interest payment made after the amount of such excess or deficiency is determined.

     "Application":  an application, in such form as the Issuing Lender may
      -----------
specify from time to time, requesting the Issuing Lender to issue a Letter of Credit.

     "Assignee":  as defined in subsection 14.6(c).
      --------

     "Associate":  as to any person, (a) any corporation or organization of
      ---------
which such Person is an officer, director or partner or is, directly or indirectly, the beneficial owner of shares of voting common stock entitling that Person to cast votes representing at least 10% of the voting power of all the voting common stock of such corporation or organization; (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; (c) any relative or spouse of such Person, or any relative of the spouse, who has the same home as such Person; and (d) minor children of such Person or any trust established by such Person for the benefit of his minor children.

     "Available Foreign Currencies":  Deutsche Marks, Pounds Sterling, Italian
      ----------------------------
Lire, Canadian Dollars, Japanese Yen and any other available and freely-convertible non-U.S. Dollar currency selected by the Company and approved by the Administrative Agent and the Lenders.

     "Available Revolving Credit Commitment":  as at any date of determination
      -------------------------------------
with respect to any Lender, an amount in U.S. Dollars equal to the difference, if any, of (a) the amount of such Lender's Revolving Credit Commitment in effect on such date minus (b) the Aggregate Total Outstandings of such Lender on such
             -----
date.

     "Base CD Rate":  the sum of (a) the product of (i) the Three-Month
      ------------
Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate.

     "Benefitted Lender":  as defined in subsection 14.7.
      -----------------

     "Board":  the Board of Governors of the Federal Reserve System (or any
      -----
successor thereto).

     "Borrowers":  as defined in the preamble hereto.
      ---------

     "Borrowing Date":  any Business Day specified in a notice pursuant to
      --------------
subsection 2.3, 3.2 or 4.3 as a date on which a Borrower requests the Lenders to make Loans hereunder.

     "Bush-Viotechnik":  Bush-Viotechnik GmbH, a German corporation and a
      ---------------
Subsidiary of the Company.

     "Business":  as defined in subsection 7.16.
      --------

     "Business Day":  (a) when such term is used in respect of a day on which a
      ------------
Loan in an Available Foreign Currency is to be made, a payment is to be made in respect of such Loan, an Exchange Rate is to be set in respect of such Available Foreign Currency or any other dealing in such Available Foreign Currency is to be carried out pursuant to this Agreement, such term shall mean a London Banking Day which is also a day on which banks are open for general banking business in the city which is the principal financial center of the country of issuance of such Available Foreign Currency, (b) when such term is used to describe a day on which a borrowing, payment or interest rate determination is to be made in respect of a Eurodollar Loan, such day shall be a London Banking Day and (c) when such term is used in any context in this Agreement (including as described in the foregoing clauses (a) and (b)), such term shall mean a day which, in addition to complying with any applicable requirements set forth in the foregoing clause (a) and (b), is a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

     "Capital Expenditures":  all expenditures of the Company and its
      --------------------
Subsidiaries on a consolidated basis for any fixed assets or improvements, or for replacements, substitutions or additions thereto, which have a useful life of more than one year, including, but not limited to, the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise, including all expenditures under Financing Leases, all determined in accordance with GAAP.

     "Capital Stock":  any and all shares, interests, participations or other
      -------------
equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

     "Cash Equivalents":  (a) securities with maturities of one year or less
      ----------------
from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause
(b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by S&P or P-2 by Moody's, (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

     "C/D Assessment Rate":  for any day as applied to any Alternate Base Rate
      -------------------
Loan, the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund maintained by the Federal Deposit Insurance Corporation (the "FDIC") classified as well-capitalized and within supervisory
                  ----
subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. (S) 327.4 (or any successor provision) to the FDIC (or any successor) for the FDIC's (or such successor's) insuring time deposits at offices of such institution in the United States.

     "C/D Reserve Percentage":  for any day as applied to any Alternate Base
      ----------------------
Rate Loan, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board, for determining the maximum reserve requirement for a

Depositary Institution (as defined in Regulation D of the Board) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

     "Change of Control":  a "Change of Control" shall be deemed to occur on any
      -----------------
date on which the Control Group shall fail to satisfy the Control Tests for any reason (voluntarily or involuntarily). As used herein, the term "Control Group" shall mean the following Persons at any time prior to the death of Paul S. Bush:
(a) Paul S. Bush, (b) Affiliates of Paul S. Bush, (c) Associates of Paul S. Bush and (d) adult children of Paul S. Bush. As used herein, the term "Control Group" shall mean the following persons at any time after the death of Paul S. Bush:
(a) the children of Paul S. Bush, (b) any spouse which Paul S. Bush may have had prior to his death and (c) Affiliates and Associates of the Persons named in clauses (a) and (b) of this sentence. As used herein, the "Control Tests" are deemed satisfied at a given time if and only if at such time: the members of the Control Group in the aggregate own (beneficially and of record) and have the right to vote shares of voting common stock of the Company representing 51% of the voting power of all the voting common stock of the Company (assuming for purposes of such calculation that all then-outstanding options, warrants, conversion rights or other rights held by any Person which may in any circumstances give such Person the right to acquire shares of voting common stock are exercised at such time by such Person (so that all shares of voting common stock potentially issuable pursuant to such rights shall be deemed outstanding and held by such Person for purposes of such calculation), regardless of whether such rights are in fact then exercisable or whether any conditions to such exercise are then met).

     "Chase":  The Chase Manhattan Bank, a New York banking corporation.
      -----

     "Chase Delaware":  Chase Manhattan Bank Delaware.
      --------------

     "Closing Date":  the date on which the conditions precedent set forth in
      ------------
subsection 8.1 are satisfied or waived.

     "Co-Agent":  as defined in the preamble hereto.
      --------

     "Code":  the Internal Revenue Code of 1986, as amended from time to time.
      ----

     "Commitment Fee Rate":  (a) for each day until July 4, 1998 the lesser of
      -------------------
(i) .1250% per annum or (ii) the applicable rate per annum set forth under the heading "Commitment Fee Rate" on Annex I which corresponds to the Consolidated Leverage Ratio as determined from the financial statements and compliance certificate relating to the end of the fiscal period most recently ended and to which financial statements and a compliance certificate have been delivered pursuant to this Agreement; provided that in the event that the financial
                            --------
statements required to be delivered pursuant to subsection 9.1(a) or 9.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 9.2(b), are not delivered when due, then the Commitment Fee Rate shall be .1250% per annum until the financial statements are so delivered, at which time the Commitment Fee Rate will revert to the lesser of the rates described in items (i) and (ii) above; provided further that
                                                           -------- -------
for purposes of this paragraph until the first date after the Closing Date on which financial statements are required to be delivered pursuant to subsection 9.1(b), the Consolidated Leverage Ratio shall be calculated based upon the Company's March 29, 1997 financial statements;

     (b) for each day from and including July 4, 1998 until the first Adjustment Date, the applicable rate per annum set forth under the heading "Commitment Fee Rate" on Annex I which corresponds to the Consolidated Leverage Ratio as determined from the financial statements and compliance certificate relating to the fiscal period ending July 4, 1998; provided that in the event that the
                                       --------
financial statements required to be delivered pursuant to subsection 9.1(b) and the related compliance certificate required to be delivered pursuant to subsection 9.2(b) are not delivered when due, subsections (c)(i), (ii) and (iii) below shall apply; and

     (c) for each day from and after the first Adjustment Date, the applicable rate per annum set forth under the heading "Commitment Fee Rate" on Annex I which corresponds to the Consolidated Leverage Ratio as determined from the financial statements and compliance certificate relating to the end of the fiscal period immediately preceding the most recent Adjustment Date; the Commitment Fee Rate determined on each Adjustment Date will be adjusted on each subsequent Adjustment Date in accordance with Annex I; provided that in the
                                                       --------
event that the financial statements required to be delivered pursuant to subsection 9.1(a) or 9.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 9.2(b), are not delivered when due, then

          (i) if such financial statements and compliance certificate are delivered after the date such financial statements and compliance were required to be delivered (without giving effect to any applicable cure period) and the Commitment Fee Rate increases from that previously in effect as a result of the delivery of such financial statements, then the Commitment Fee Rate during the period from the date upon which such financial statements were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (iii) below, be the Commitment Fee Rate as so increased;

          (ii) if such financial statements and compliance certificate are delivered after the date such financial statements and compliance certificate were required to be delivered and the Commitment Fee Rate decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Commitment Fee Rate shall become applicable retroactively as of the date upon which the financial statements and certificate were required to be delivered (without giving effect to any applicable cure period); and

          (iii) if such financial statements and compliance certificate are not delivered prior to the expiration of the applicable cure period (which cure period shall, for purposes of this clause (iii), commence on the date on which the Administrative Agent delivers notice to the Company of its failure to deliver such financial statements and compliance certificate by the date required pursuant to subsections 9.1(a) or 9.1(b), as the case may be, and subsection 9.2(b)), then, effective upon such expiration, for the period from the date upon which such financial statements and compliance certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, the Commitment Fee Rate shall be .20% per annum (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section
     12).

In the case of any payment of commitment fees made after a date on which a change in the Commitment Fee Rate may become effective pursuant to the foregoing provisions, and prior to the date of determination of such change, such commitment fee payment shall be made at the rate in effect prior to such change, and any excess or deficiency shall be remitted with, or deducted from, the first commitment fee payment made after the amount of such excess or deficiency is determined.

     "Commonly Controlled Entity":  an entity, whether or not incorporated,
      --------------------------
which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

     "Company":  as defined in the preamble hereto.
      -------

     "Consolidated Cash Flow Coverage Ratio":  for any period, the ratio of (a)
      -------------------------------------
Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

     "Consolidated EBITDA":  for any period, the sum of (a) Consolidated Net
      -------------------
Income for such fiscal period plus (b) the amount of income and franchise taxes and depreciation deducted in determining such Consolidated Net Income plus (c)
                                                                      ----
the amount of Consolidated Interest Expense for such period, plus (d)
                                                             ----
amortization of Intangible Assets deducted in determining such Consolidated Net Income.

     "Consolidated Funded Debt":  all Indebtedness of the Company and its
      ------------------------
Subsidiaries on a consolidated basis maturing one year or more after incurrence thereof.

     "Consolidated Interest Expense":  with respect to any period, the aggregate
      -----------------------------
of all interest expense reported by the Company and its Subsidiaries in accordance with GAAP during such period.

     "Consolidated Leverage Ratio":  as of the last day of any fiscal quarter,
      ---------------------------
the ratio of (i) Consolidated Funded Debt on such date, less the amount of cash and Cash Equivalents held by the Company and its Subsidiaries on such date to
(ii) Consolidated EBITDA for the four consecutive fiscal quarters ended on such date.

     "Consolidated Net Income":  for any fiscal period, consolidated net
     -----------------------
income (or loss) by the Company and its Subsidiaries for such fiscal period, determined in accordance with GAAP, but excluding the income of any Person (other than Subsidiaries of the Company) in which the Company or any of its Subsidiaries has an ownership interest, until such income has been received by the Company or a Subsidiary in a cash distribution.

     "Consolidated Net Worth":  at any date, stockholders equity of the Company
      ----------------------
and its Subsidiaries on a consolidated basis as at such date, determined in accordance with GAAP.

     "Contractual Obligation":  as to any Person, any provision of any security
      ----------------------
issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "Credit Parties":  the collective reference to each Borrower and each
      --------------
Subsidiary of the Company that is a party to any Loan Document.

     "CSI":  Chase Securities Inc.
      ---

     "Default":  any of the events specified in Section 12 whether or not any
      -------
requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

     "Dollars", "U.S. Dollars" and "$":  dollars in lawful currency of the
      -------    ------------       -
United States of America.

     "Domestic Subsidiary":  any Subsidiary of the Company organized under the
      -------------------
laws of any jurisdiction within the United States.

     "Domestic Subsidiary Guarantee":  the Domestic Subsidiary Guarantee, dated
      -----------------------------
as of the date hereof, made by certain Domestic Subsidiaries of the Company in favor of the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit E, as the same may be amended, supplemented or otherwise modified from time to time.

     "Domestic Subsidiary Guarantee Supplement":  a supplement to the Domestic
      ----------------------------------------
Subsidiary Guarantee, substantially in the form of Annex A to the Domestic Subsidiary Guarantee, whereby a Domestic Subsidiary of the Company becomes a "Guarantor" under the Domestic Subsidiary Guarantee.

     "Environmental Laws":  any and all foreign, Federal, state, local or
      ------------------
municipal, laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

          "ERISA":  the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

     "Eurocurrency Base Rate":  (a) with respect to each Interest Period
      ----------------------
pertaining to a Eurodollar Loan or a Multicurrency Loan denominated in any currency other than Pounds Sterling, the rate per annum determined by the Administrative Agent to be the offered rate for deposits in such currency with a term comparable to such Interest Period that appears on the applicable Telerate Page at approximately 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period; provided, however, that if at any time for
                                   --------  -------
any reason such offered rate for any such currency does not appear on a Telerate Page, "Eurocurrency Base Rate" shall mean, with respect to each day during each Interest Period pertaining to a Loan denominated in such currency, the rate per annum equal to the average (rounded upward to the nearest 1/16th of 1%) of the respective rates notified to the Administrative Agent by each of the Reference Lenders as the rate at which such Reference Lender is offered deposits in such currency at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period in the London interbank market for delivery on the first day of such Interest Period for the number of days comprised therein; and (b) with respect to each day during each Interest Period pertaining to a Multicurrency Loan denominated in Pounds Sterling, the rate per annum equal to the average (rounded upward to the nearest 1/16th of 1%) of the respective rates notified to the Administrative Agent by each of the Reference Lenders as the rate at which such Reference Lender is offered deposits in Pounds Sterling at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period in the Paris interbank market for delivery on the first day of such Interest Period for the number of days comprised therein.

     "Eurocurrency Rate":  with respect to each day during each Interest Period
      -----------------
pertaining to a Eurodollar Loan or a Multicurrency Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                            Eurocurrency Base Rate
                  ------------------------------------------
                   1.00 - Eurocurrency Reserve Requirements

     "Eurocurrency Reserve Requirements":  for any day as applied to a
      ---------------------------------
Eurodollar Loan or a Multicurrency Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

     "Eurodollar Loans":  Revolving Credit Loans the rate of interest applicable
      ----------------
to which is based upon the Eurocurrency Rate for Dollars.

     "Event of Default":  any of the events specified in Section 12, provided
      ----------------                                               --------
that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     "Exchange Rate":  with respect to any non-U.S. Dollar currency on any date,
      -------------
the rate at which such currency may be exchanged into U.S. Dollars, as set forth on such date on the relevant Reuters currency page at or about 11:00 A.M., London time, on such date. In the event that such rate does not appear on any Reuters currency page, the "Exchange Rate" with respect to such non-U.S. Dollar currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Company or, in the absence of such agreement, such "Exchange Rate" shall instead be the Administrative Agent's spot rate of exchange in the interbank market where its foreign currency exchange operations in respect of such non-U.S. Dollar currency are then being conducted, at or about 10:00 A.M., local time, on such date for the purchase of U.S. Dollars with such non-U.S. Dollar currency, for delivery two Business Days later; provided,
                                                                     --------
that if at the time of any such determination, no such spot rate can reasonably be quoted, the Administrative Agent may use any reasonable method as it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error. The Administrative Agent shall, upon request of the Company, provide the Company with a description in reasonable detail of the method of any determination pursuant to the proviso to the preceding sentence.

     "Existing Credit Agreement":  as defined in the recitals hereto.
      -------------------------

     "Existing Letters of Credit":  as defined in Section 5.1.
      --------------------------

     "Extension of Credit":  as to any Lender, the making of a Loan by such
      -------------------
Lender or the issuance of any Letter of Credit.

     "Facility":  as defined in the recitals hereto.
      --------

     "Federal Funds Effective Rate":  for any day, the weighted average of the
      ----------------------------
rates per annum on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

     "Financing Lease":  any lease of property, real or personal, the
      ---------------
obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

     "Foreign Subsidiary":  any Subsidiary of the Company organized under the
      ------------------
laws of any jurisdiction outside the United States of America.

     "Foreign Subsidiary Borrower":  each Foreign Subsidiary listed as a Foreign
      ---------------------------
Subsidiary Borrower in Schedule II as amended from time to time in accordance with subsection 14.1(b)(i).

     "Foreign Subsidiary Guarantee":  each Foreign Subsidiary Guarantee made by
      ----------------------------
each of the Foreign Subsidiaries of the Foreign Subsidiary Borrowers in favor of the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

     "Foreign Subsidiary Opinion":  with respect to any Foreign Subsidiary
      --------------------------
Borrower, a legal opinion of counsel to such Foreign Subsidiary Borrower addressed to the Administrative Agent and the Lenders concluding that such Foreign Subsidiary Borrower and the Loan Documents to which it is a party substantially comply with the matters listed on Exhibit B, with such assumptions, qualifications and deviations therefrom as the Administrative Agent shall approve (such approval not to be unreasonably withheld).

     "GAAP":  generally accepted accounting principles in the United States of
      ----
America in effect from time to time.

     "Governmental Authority":  any nation or government, any state, or other
      ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guarantee Obligation":  as to any Person (the "guaranteeing person"), any
      --------------------                           -------------------
obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations")
                                                           -------------------
of any other third Person (the "primary obligor") in any manner, whether
                                ---------------
directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the
                                                    --------  -------
term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

     "Hedging Agreement":  any interest rate protection agreement, foreign
      -----------------
currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

     "Indebtedness":  of any Person at any date, (a) all indebtedness of such
      ------------
Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases,
(d) all obligations of such Person in respect of acceptances issued or created for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

     "Insolvency":  with respect to any Multiemployer Plan, the condition that
      ----------
such Plan is insolvent within the meaning of Section 4245 of ERISA.

     "Insolvent":  pertaining to a condition of Insolvency.
      ---------

     "Intangible Assets":  assets having no physical existence and that, in
      -----------------
conformity with GAAP, should be classified as intangible assets, including, without limitation, patents, patent rights, trademarks, trade names, copyrights, franchises, licenses, customer lists, organizational expenses and goodwill.

     "Intellectual Property":  as defined in subsection 7.9.
      ---------------------

     "Interest Payment Date":  (a) as to any ABR Loan, the last Business Day of
      ---------------------
each March, June, September and December to occur while such Loan is outstanding, (b) as to any Eurodollar Loan or Multicurrency Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any Eurodollar Loan, NYBOR Loan or Multicurrency Loan having an Interest Period longer than three months, (i) each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and (ii) the last day of such Interest Period.

     "Interest Period":  with respect to any Eurodollar Loan, NYBOR Loan or
      ---------------
Multicurrency Loan:

     (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan, NYBOR Loan or Multicurrency Loan and ending one week (in the case of Eurodollar Loans, NYBOR Loans and Multicurrency Loans in Deutsche Marks only), one, two, three, six or (if available to all Lenders) twelve months thereafter, as selected by the relevant Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

     (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan, NYBOR Loan or Multicurrency Loan and ending one week (in the case of Eurodollar Loans, NYBOR Loans and Multicurrency Loans in Deutsche Marks only), one, two, three, six or (if available to all Lenders) twelve months thereafter, as selected by the relevant Borrower by irrevocable notice to the Administrative Agent not less than three Business Days (in the case of Eurodollar Loans and Multicurrency Loans) or two Business Days (in the case of NYBOR Loans) prior to the last day of the then current Interest Period with respect thereto;

provided that, all of the foregoing provisions relating to Interest Periods are
- --------
subject to the following:

          (i) if any Interest Period pertaining to a Eurodollar Loan, NYBOR Loan or Multicurrency Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

          (ii) any Interest Period applicable to a Eurodollar Loan, NYBOR Loan or Multicurrency Loan that would otherwise extend beyond the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date;

          (iii) any Interest Period pertaining to a Eurodollar Loan, NYBOR Loan or Multicurrency Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

          (iv) any Interest Period pertaining to a Multicurrency Loan denominated in an Available Foreign Currency being replaced by the currency of the European Monetary Union that would otherwise extend beyond the date on which such replacement becomes effective shall end on such date.

     "Issuing Lender":  (a)  with respect to the Existing Letters of Credit,
      --------------
Mellon, and (b) with respect to any Letters of Credit issued after the Closing Date, Chase (or Chase Delaware), in its capacity as issuer of the Letters of Credit and any other Lender which the Company, the Administrative Agent and the Required Lenders shall have approved, in its capacity as issuer of the Letters of Credit.

     "Joinder Agreement":  the Joinder Agreement to be entered into by each
      -----------------
Foreign Subsidiary Borrower subsequent to the date hereof pursuant to subsection 14.1(b)(i), substantially in the form of Exhibit C.

     "Judgment Currency":  as defined in subsection 14.16(b).
      -----------------

     "L/C Commitment":  $20,000,000 or the U.S. Dollar Equivalent thereof.
      --------------


     "L/C Obligations":  at any time, an amount equal to the sum of (a) the
      ---------------
aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 5.4.

     "L/C Participants":  the collective reference to all the Lenders other than
      ----------------
the Issuing Lender.

     "Lenders":  as defined in the preamble hereto.
      -------

     "Letters of Credit":  as defined in subsection 5.1.
      -----------------

     "Lien":  any mortgage, pledge, hypothecation, assignment, deposit
      ----
arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

     "Loan Documents":  the collective reference to this Agreement, any Notes
      --------------
and the Security Documents.

     "Loans":  the collective reference to the Revolving Credit Loans, the Swing
      -----
Line Loans and the Multicurrency Loans.

     "London Banking Day":  any day on which banks in London are open for
      ------------------
general banking business, including dealings in foreign currency and exchange.

     "Material Adverse Effect":  a material adverse effect on (a) the business,
      -----------------------
operations, property, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, (b) the ability of any Borrower to perform its obligations under this Agreement or any of the Notes to which it is a party or (c) the validity or enforceability of this Agreement or any of the Notes or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

     "Material Entity":  any one or more Subsidiaries which in the aggregate
      ---------------
have assets having a book value exceeding 5% of the aggregate book value of the assets of the Company and its Subsidiaries (determined on a consolidated bases in accordance with GAAP).

     "Material Environmental Amount":  an amount payable by the Company and/or
      -----------------------------
its Subsidiaries not covered by insurance or third parties in excess of an aggregate amount of $2,000,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

     "Material Indebtedness":  Indebtedness (other than the Loans and Letters of
      ---------------------
Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Company and its Subsidiaries in an aggregate principal amount exceeding $2,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Company or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

     "Materials of Environmental Concern":  any gasoline or petroleum (including
      ----------------------------------
crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

     "Mellon":  Mellon Bank, N.A., a national banking association.
      ------

     "Multicurrency Loans":  as defined in subsection 4.1.
      -------------------

     "Multiemployer Plan":  a Plan which is a multiemployer plan as defined in
      ------------------
Section 4001(a)(3) of ERISA or any successor corporation.

     "Non-Excluded Taxes":  as defined in subsection 6.11(a).
      ------------------

     "Notes":  as defined in subsection 2.2.
      -----

     "NYBOR Base Rate":  with respect to each Interest Period pertaining to a
      ---------------
NYBOR Loan, the rate per annum determined by the Administrative Agent to be the rate at which deposits in U.S. Dollars with a term comparable to such Interest Period are offered to prime banks in the New York interbank market on the date which is two Business Days prior to the beginning of such Interest Period for value on the first day of such Interest Period.

     "NYBOR Rate":  with respect to each day during each Interest Period
      ----------
pertaining to a NYBOR Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                                NYBOR Base Rate
                                ---------------
                    1.00 - Eurocurrency Reserve Requirements

     "NYBOR Loans":  Revolving Credit Loans the rate of interest applicable to
      -----------
which is based upon the NYBOR Rate.

     "Obligations":  collectively, the unpaid principal of and interest on the
      -----------
Loans and all other obligations and liabilities of each Foreign Subsidiary Borrower under this Agreement and the other Loan Documents (including, without limitation, interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company or any Foreign Subsidiary Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement or the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by any Foreign Subsidiary Borrower pursuant to the terms of this Agreement or any other Loan Document).

     "Participants":  as defined in subsection 14.6(b).
      ------------

     "PBGC":  the Pension Benefit Guaranty Corporation established pursuant to
      ----
Subtitle A of Title IV of ERISA or any successor corporation.

     "Person":  an individual, partnership, corporation, business trust, joint
      ------
stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

     "Plan":  at a particular time, any employee benefit plan which is covered
      ----
by ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Pledge Agreement":  the collective reference to (i) the Pledge Agreement,
      ----------------
dated as of the date hereof, made by the Company in favor of the Administrative Agent, substantially in the form of Exhibit D-1 and (ii) the German Share Pledge Agreement, substantially in the form of Exhibit D-2 or in such other form as the Administrative Agent shall approve, in each case as the same may be amended, supplemented or otherwise modified from time to time.

     "Pledged Stock":  the "Pledged Stock" referred to in the Pledge Agreement
      -------------
in the form of Exhibit D-1 and the "Pledged Share" referred to in the Pledge Agreement in the form of Exhibit D-2.

     "Prime Rate":  the rate of interest per annum publicly announced from time
      ----------
to time by Chase as its prime rate in effect at its principal office in New York City (each change in the Prime Rate to be effective on the date such change is publicly announced). The Prime Rate is not intended to be the lowest rate of interest charged by Chase in connection with extensions of credit to debtors.

     "Properties":  as defined in subsection 7.16(a).
      ----------

     "Reference Lenders":  Chase and Mellon.
      -----------------

     "Register":  as defined in subsection 14.6(d).
      --------

     "Regulation U":  Regulation U of the Board as in effect from time to time.
      ------------

     "Reimbursement Obligation":  the obligation of the Company to reimburse the
      ------------------------
Issuing Lender pursuant to subsection 5.4 for amounts drawn under Letters of Credit.

     "Reorganization":  with respect to any Multiemployer Plan, the condition
      --------------
that such plan is in reorganization within the meaning of Section 4241 of ERISA.

     "Reportable Event":  any of the events set forth in Section 4043(b) of
      ----------------
ERISA or the regulations thereunder.

     "Required Lenders":  Lenders, the Revolving Credit Commitment Percentages
      ----------------
of which aggregate over 50%.

     "Requirement of Law":  as to any Person, the certificate of incorporation
      ------------------
and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Responsible Officer":  (i) as to the Company, the chief executive officer,
      -------------------
the president, the senior vice president - international business and corporate development, the chief financial officer, the treasurer or the controller of the Company and (ii) as to any other Borrower, those of its officers or representatives whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to subsection 8.1(j).

     "Revolving Credit Commitment":  as to any Lender at any time, its
      ---------------------------
obligation to make Loans and payments in L/C Obligations hereunder in an aggregate amount not to exceed at any time outstanding the U.S. Dollar amount set forth opposite such Lender's name in Schedule I under the heading "Revolving Credit Commitment", as such amount may be reduced from time to time pursuant to subsection 2.4 and the other applicable provisions hereof.

     "Revolving Credit Commitment Percentage":  as to any Lender at any time,
      --------------------------------------
the percentage which such Lender's Revolving Credit Commitment then constitutes of the Aggregate Revolving Credit Commitments of all Lenders.

     "Revolving Credit Commitment Period":  the period from and including the
      ----------------------------------
Closing Date to but not including the Revolving Credit Termination Date, or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein.

     "Revolving Credit Loan":  as defined in subsection 2.1.
      ---------------------

     "Revolving Credit Termination Date":  the date which is five years after
      ---------------------------------
the Closing Date.

     "Rohr":  as defined in the recitals hereto.
      ----

     "Rohr Acquisition":  as defined in the recitals hereto.
      ----------------

     "Second Closing Date":  the date on which the conditions precedent set
      -------------------
forth in subsection 8.2 are satisfied.

     "Security Documents":  the collective reference to the Pledge Agreement,
      ------------------
the Domestic Subsidiary Guarantee and the Foreign Subsidiary Guarantees and any security document or similar agreement that may be delivered to the Administrative Agent as collateral security for any or all of the Obligations, in each case as amended, supplemented or otherwise modified from time to time.

     "Single Employer Plan":  any Plan which is covered by Title IV of ERISA,
      --------------------
but which is not a Multiemployer Plan.

     "Subsidiary":  as to any Person, a corporation, partnership or other
      ----------
entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

     "Swing Line Commitment":  as to each Swing Line Lender, in its capacity as
      ---------------------
a Swing Line Lender, its obligation to make Swing Line Loans to the Company in an aggregate principal amount not to exceed, at any one time outstanding $5,000,000 (in the case of Chase) and $5,000,000 (in the case of Mellon).

     "Swing Line Commitment Percentage":  as to any Swing Line Lender at any
      --------------------------------
time, the percentage which such Swing Line Lender's Swing Line Commitment then constitutes of the aggregate Swing Line Commitments of all Swing Line Lenders.

     "Swing Line Lenders":  Chase and Mellon, each in its capacity as a provider
      ------------------
of the Swing Line Loans.

     "Swing Line Loans" and "Swing Line Loan":  as defined in subsection 3.1.
      ----------------       ---------------

     "Three-Month Secondary CD Rate":  for any day, the secondary market rate
      -----------------------------
for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it.

     "Tranche":  the collective reference to Eurodollar Loans, NYBOR Loans or
      -------
Multicurrency Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

     "Transferee":  as defined in subsection 14.6(f).
      ----------

     "Type":  as to any Revolving Credit Loan, its nature as an ABR Loan, a
      ----
NYBOR Loan or a Eurodollar Loan.

     "Uniform Customs":  the Uniform Customs and Practice for Documentary
      ---------------
Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

     "U.S. Dollar Equivalent":  with respect to an amount denominated in any
      ----------------------
currency other than U.S. Dollars, the equivalent in U.S. Dollars of such amount determined at the Exchange Rate on the date of determination of such equivalent. In making any determination of the U.S. Dollar Equivalent for purposes of calculating the amount of Loans to be borrowed from the respective Lenders on any Borrowing Date, the Administrative Agent shall use the relevant Exchange Rate in effect on the date on which the interest rate for such Loans is determined pursuant to the provisions of this Agreement and the other Loan Documents. In making any determination of the U.S. Dollar Equivalent of any amount for purposes of calculating the Aggregate Total Outstandings, the Administrative Agent (i) in the case of Multicurrency Loans, shall use the relevant Exchange Rate in effect on the date on which the interest rate for such Loans for the then-current Interest Period was determined pursuant to the provisions of this Agreement and the other Loan Documents and (ii) in the case of any L/C Obligations denominated in a currency other than U.S. Dollars, shall use the relevant Exchange Rate in effect on the last Business Day of the calendar month ended immediately prior to the date of such determination.

          1.2  Other Definitional Provisions.  (a)  Unless otherwise specified
               -----------------------------
therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes, the other Loan Documents or any certificate or other document made or delivered pursuant hereto.

          (b) As used herein and in the Notes and any other Loan Document, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Company and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP; provided that, if the Company notifies the Administrative Agent that the Company
- --------
requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          SECTION 2.  AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS

          2.1  Revolving Credit Commitments.  (a)  Subject to the terms and
               ----------------------------
conditions hereof, each Lender severally agrees to make revolving credit loans (each, a "Revolving Credit Loan") in U.S. Dollars to the Company from time to
          ---------------------
time during the Revolving Credit Commitment Period so long as after giving effect thereto (i) the Available Revolving Credit Commitment of each Lender is greater than or equal to zero, (ii) the Aggregate Total Outstandings of all Lenders do not exceed the Aggregate Revolving Credit Commitments and (iii) prior to the Second Closing Date, the Aggregate Total Outstandings of all Lenders do not exceed $115,000,000. During the Revolving Credit Commitment Period the Company may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans, (iii) NYBOR Loans or (iv) a combination thereof, as determined by the Company and notified to the Administrative Agent in accordance with subsections 2.3 and 6.2, provided that no Revolving Credit
                                            --------
Loan shall be made as a Eurodollar Loan or a NYBOR Loan after the day that is one week prior to the Revolving Credit Termination Date.

          2.2  Repayment of Revolving Credit Loans; Evidence of Debt.  (a)  The
               -----------------------------------------------------
Company hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Credit Loan of such Lender on the Revolving Credit Termination Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. The Company hereby further agrees to pay interest on the unpaid principal amount of the Revolving Credit Loans from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in subsection 6.1.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company to such Lender resulting from each Revolving Credit Loan of such Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Lender from time to time under this Agreement.

          (c) The Administrative Agent shall maintain the Register pursuant to subsection 14.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Revolving Credit Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder in respect of the Revolving Credit Loans and
(iii) both the amount of any sum received by the Administrative Agent hereunder from the Company in respect of the Revolving Credit Loans and each Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.2(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the
- ----- -----
Company therein recorded; provided, however, that the failure of any Lender or
                          --------  -------
the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Revolving Credit Loans made to the Company by such Lender in accordance with the terms of this Agreement.

          (e) The Company agrees that, upon the request to the Administrative Agent by any Lender, the Company will execute and deliver to such Lender a promissory note of the Company evidencing the Revolving Credit Loans of such Lender, substantially in the form of Exhibit F with appropriate insertions as to date and principal amount (each, a "Note").
                                    ----

          2.3  Procedure for Revolving Credit Borrowing.  The Company may borrow
               ----------------------------------------
under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Company shall give the
                            --------
Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to (a) 10:30 A.M., New York City time, three Business Days prior to the requested Borrowing Date, with respect to any Revolving Credit Loans requested to be made as Eurodollar Loans, (b) 10:00 A.M., New York City time, two Business Days prior to the requested Borrowing Date, with respect to any Revolving Credit Loans requested to be made as NYBOR Loans, or (c) 10:30 A.M., New York City time, on the requested Borrowing Date, with respect to any Revolving Credit Loans requested to be made as ABR Loans), specifying in each case (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, NYBOR Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans or NYBOR Loans, the amount of each such Type of Loan and the length of the initial Interest Periods therefor. Each borrowing under the Revolving Credit Commitments (other than a borrowing under subsection 3.4 or to pay a like amount of Reimbursement Obligations) shall be in an amount equal to
(A) in the case of ABR Loan, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then Aggregate Available Revolving Credit Commitments are less than $500,000, such lesser amount) and (B) in the case of Eurodollar Loans or NYBOR Loans, $3,000,000 or a whole multiple of $500,000 in excess thereof. Upon receipt of any such notice from the Company, the Administrative Agent shall promptly notify each Lender thereof. Not later than 12:00 Noon, New York City time, on each requested Borrowing Date each Lender shall make an amount equal to its Revolving Credit Commitment Percentage of the principal amount of the Revolving Credit Loans requested to be made on such Borrowing Date available to the Administrative Agent at its New York office specified in subsection 14.2 in U.S. Dollars and in immediately available funds. Except as otherwise provided in subsection 3.4, the Administrative Agent shall on such date credit the account of the Company on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

          2.4  Termination or Reduction of Revolving Credit Commitments.  The
               --------------------------------------------------------
Company shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments; provided
                                                                        --------
that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, either (a) the Aggregate Available Revolving Credit Commitments would not be greater than or equal to zero or (b) the Available Revolving Credit Commitments of any Lender would not be greater than or equal to zero. Any such reduction shall be in an amount equal to $3,000,000 or a whole multiple of $500,000 in excess thereof and shall reduce permanently the Revolving Credit Commitments then in effect.

          SECTION 3.  AMOUNT AND TERMS OF SWING LINE COMMITMENTS

          3.1  Swing Line Commitments.   Subject to the terms and conditions
               ----------------------
hereof, each Swing Line Lender agrees to make swing line loans (individually, a "Swing Line Loan"; collectively, the "Swing Line Loans") in U.S. Dollars to the
 ---------------                      ----------------
Company from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding not to exceed such Swing Line Lender's Swing Line Commitment, so long as after giving effect thereto (a) the Available Revolving Credit Commitment of each Lender is greater than or equal to zero, (b) the Aggregate Total Outstandings of all Lenders do not exceed the Aggregate Revolving Credit Commitments and (c) prior to the Second Closing Date, the Aggregate Total Outstandings of all Lenders do not exceed $115,000,000. Amounts borrowed by the Company under this Section 3 may be repaid and, during the Revolving Credit Commitment Period, reborrowed.

          3.2  Procedure for Swing Line Borrowings; Interest Rate.  (a)  The
               --------------------------------------------------
Company shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time on the requested Borrowing Date) specifying the amount of the requested Swing Line Loan, which shall be in an aggregate principal amount of not less than $1,000 or a whole multiple of $1,000 in excess thereof. Upon receipt of any such notice from the Company, the Administrative Agent shall promptly notify each Swing Line Lender thereof. Promptly upon receipt of any such notice from the Administrative Agent (and, in any event, prior to 2:00 P.M., New York City time, on the requested Borrowing Date), each Swing Line Lender shall make an amount equal to such Swing Line Lender's Swing Line Commitment Percentage of the principal amount of the Swing Line Loan requested to be made available to the Administrative Agent at its New York office specified in subsection 14.2 in U.S. Dollars and in immediately available funds. The proceeds of the Swing Line Loan will be made available by the Administrative Agent on such Borrowing Date, to the Company at the office of the Administrative Agent by crediting the account of the Company at such office with such proceeds in U.S. Dollars.

          (b) Unless otherwise agreed between the Company and Chase, Swing Line Loans shall be ABR Loans. Any such ABR Loan may not be converted into a Eurodollar Loan or a NYBOR Loan. If, however, the Company and Chase agree that a Swing Line Loan (a "Money Market Rate Swing Line Loan") shall bear interest at
                      ---------------------------------
a fixed rate (a "Money Market Rate") for a fixed interest period of up to 7
                 -----------------
days, such Money Market Rate Swing Line Loan shall bear interest for such interest period at such interest rate so agreed upon. If a Money Market Rate Swing Line Loan is not repaid on the last day of the interest period with respect thereto, it shall on such date be converted automatically to an ABR Loan. A Money

Market Swing Line Loan shall not be optionally prepayable prior to the last day of the interest period with respect thereto except with the consent of the Swing Line Lenders.

          3.3  Repayment of Swing Line Loans; Evidence of Debt.  (a)  The
               ------------------------------------------------
Company hereby unconditionally promises to pay to each Swing Line Lender the then unpaid principal amount of the Swing Line Loans on the Revolving Credit Termination Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. The Company hereby further agrees to pay interest on the unpaid principal amount of the Swing Line Loans from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in subsection 6.1.

          (b) The Swing Line Lenders shall maintain in accordance with their usual practice an account or accounts evidencing indebtedness of the Company resulting from each Swing Line Loan made by it from time to time, including the amounts of principal and interest payable thereon and paid from time to time under this Agreement.

          (c) The Administrative Agent shall maintain the Register pursuant to subsection 14.6(d), and a subaccount therein for the Swing Line Lenders, in which shall be recorded (i) the date and amount of each Swing Line Loan made hereunder, (ii) the amount of each Lender's participating interest in such Swing Line Loans, (iii) the date and amount of any principal or interest due and payable or to become due and payable from the Company hereunder in respect of the Swing Line Loans and (iv) both the date and amount of any sum received by the Administrative Agent hereunder from the Company in respect of the Swing Line Loans, each Lender's participating interest therein (if any) and the amount thereof payable to the Swing Line Lenders.

          (d) The entries made in the Register and the accounts of the Swing Line Lenders maintained pursuant to this subsection 3.3 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and
                                ----- -----
amounts of the obligations of the Company therein recorded; provided, however,
                                                            --------  -------
that the failure of the Swing Line Lenders or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Swing Line Loans made to the Company by the Swing Line Lenders in accordance with the terms of this Agreement.

          3.4  Refunding of Swing Line Borrowings.  (a)  Chase, at any time in
               ----------------------------------
its sole and absolute discretion may, on behalf of the Company (which hereby irrevocably directs and authorizes Chase to act on its behalf), request each Lender, including Chase and Mellon, to make a Revolving Credit Loan (which shall be an ABR Loan) in an amount equal to such Lender's Revolving Credit Commitment Percentage of the principal amount of the Swing Line Loans (the "Refunded Swing
                                                                 --------------
Line Loans") outstanding on the date such notice is given; provided that the
- ----------                                                 --------
provisions of this subsection shall not affect the Company's obligations to repay Swing Line Loans in accordance with the provisions of subsections 3.3 and 6.4(c) and (g), and provided further that after giving effect to the making
                    -------- -------
of such Revolving Credit Loans and the use of the proceeds thereof, the Available Revolving Credit Commitment of each Lender shall be greater than or equal to zero. Unless the Revolving Credit

Commitments shall have expired or terminated (in which event the procedures of subsection 3.5 shall apply), each Lender will make the proceeds of the Revolving Credit Loan made by it pursuant to the immediately preceding sentence available to the Administrative Agent at the New York office of the Administrative Agent specified in subsection 14.2 prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Loans shall be immediately made available by the Administrative Agent to the Swing Line Lenders for application to the payment in full of the Refunded Swing Line Loans. Upon any request by Chase to the Lenders pursuant to this subsection 3.4, the Administrative Agent shall promptly give notice to the Company of such request.

          3.5  Participating Interests.  (a)  If the Revolving Credit
               -----------------------
Commitments shall expire or terminate at any time while Swing Line Loans are outstanding, at the request of Chase in its sole discretion, either (i) each Lender (including Chase and Mellon) shall, notwithstanding the expiration or termination of the Revolving Credit Commitments, make a Revolving Credit Loan (which shall be an ABR Loan) or (ii) each Lender (other than Chase and Mellon) shall purchase an undivided participating interest in the Swing Line Loans of the Swing Line Lenders, in either case in an amount equal to such Lender's Revolving Credit Commitment Percentage (determined on the date of, and immediately prior to, expiration or termination of the Revolving Credit Commitments) of the aggregate principal amount of such Swing Line Loans. In the case of any purchase of participating interests pursuant to clause (ii) of the preceding sentence, any affected Money Market Rate Swing Line Loans shall be converted to ABR Loans on the date of such purchase, and the Company shall pay all amounts payable pursuant to subsection 6.12 in connection with such conversion (calculated as if such conversion were a prepayment of the affected Money Market Rate Swing Line Loans). Each Lender will make the proceeds of any Revolving Credit Loan made by it pursuant to the immediately preceding sentence available to the Administrative Agent for the account of the Swing Line Lenders at the New York office of the Administrative Agent specified in subsection 14.2 prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date of the request by Chase. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Swing Line Loans outstanding on the date of termination or expiration of the Revolving Credit Commitments. In the event that any of the Lenders purchase undivided participating interests pursuant to the first sentence of this subsection 3.5(a), each Lender shall immediately transfer to the Swing Line Lenders, in immediately available funds, the amount of its participation in the Swing Line Loans of each Swing Line Lender and upon receipt thereof each Swing Line Lender will deliver to any such Lender that so requests a confirmation of such Lender's undivided participating interest in such Swing Line Loans of such Swing Line Lender dated the date of receipt of such funds and in such amount.

          (b) Whenever, at any time after a Swing Line Lender has received payment from any Lender in respect of such Lender's participating interest in a Swing Line Loan of such Swing Line Lender, such Swing Line Lender receives any payment on account thereof, such Swing Line Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided,
                                                             --------
however, that in the event that any such payment received by such Swing Line
- -------
Lender is required to be returned, such Lender will return to such Swing Line Lender any portion thereof previously distributed by such Swing Line Lender to it.

          SECTION 4.  AMOUNT AND TERMS OF MULTICURRENCY COMMITMENT

          4.1  Multicurrency Commitments.  Subject to the terms and conditions
               -------------------------
hereof, each Lender severally agrees to make revolving credit loans (each, a "Multicurrency Loan") in U.S. Dollars or any Available Foreign Currency to the
- -------------------
Company or any Foreign Subsidiary Borrower from time to time during the Revolving Credit Commitment Period so long as after giving effect thereto (a) the Available Revolving Credit Commitment of each Lender is greater than or equal to zero, (b) the Aggregate Total Outstandings of all Lenders do not exceed the Aggregate Revolving Credit Commitments and (c) prior to the Second Closing Date, the Aggregate Total Outstandings of all Lenders do not exceed $115,000,000. During the Revolving Credit Commitment Period, the Company or any Foreign Subsidiary Borrower may use the Revolving Credit Commitments by borrowing, repaying the Multicurrency Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          4.2  Repayment of Multicurrency Loans; Evidence of Debt.  (a)  The
               --------------------------------------------------
Company or the relevant Foreign Subsidiary Borrower, as the case may be, hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Multicurrency Loan of such Lender to the Company or such Foreign Subsidiary Borrower on the Revolving Credit Termination Date and on such other date(s) and in such other amounts as may be required from time to time pursuant to this Agreement. The Company or the relevant Foreign Subsidiary Borrower, as the case may be, hereby further agrees to pay interest on the unpaid principal amount of the Multicurrency Loans advanced to it and from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in subsection 6.1.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company and each Foreign Subsidiary Borrower to such Lender resulting from each Multicurrency Loan of such Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Lender from time to time under this Agreement.

          (c) The Administrative Agent shall maintain the Register pursuant to subsection 14.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Multicurrency Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company and each Foreign Subsidiary Borrower to each Lender hereunder in respect of the Multicurrency Loans and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Company and each Foreign Subsidiary Borrower in respect of the Loans and each Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 4.2(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amount of the
                   ----- -----
obligations of the Company and each Foreign Subsidiary Borrower therein recorded; provided, however, that the failure of any Lender or the
          --------  -------
Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company or the relevant Foreign Subsidiary Borrower, as the case may be, to repay (with applicable interest) the Multicurrency Loans made to the Company and such Foreign Subsidiary Borrower by such Lender in accordance with the terms of this Agreement.

          4.3  Procedure for Multicurrency Borrowing.  The Company or any
               -------------------------------------
Foreign Subsidiary Borrower may request the Lenders to make Multicurrency Loans during the Revolving Credit Commitment Period on any Business Day provided that
                                                                  --------
the Company or such Foreign Subsidiary Borrower shall give the Administrative Agent (at its London office with a copy to its New York office) irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, London time, three Business Days prior to the requested Borrowing Date, specifying in each case (i) the amount and currency to be borrowed, (ii) the requested Borrowing Date and (iii) the length of the initial Interest Period therefor. Each borrowing of Multicurrency Loans shall be in an amount in U.S. Dollars equal to, or an amount in an Available Foreign Currency of which the U.S. Dollar Equivalent is equal to, at least $3,000,000 (or, if the then Aggregate Available Revolving Credit Commitments are less than $3,000,000, such lesser amount). Upon receipt of any such notice from the Company or any Foreign Subsidiary Borrower, the Administrative Agent shall promptly notify each Lender thereof. Not later than 12:00 Noon, local time at the funding office for the currency in which the requested Multicurrency Loan is denominated, on the requested Borrowing Date, each Lender shall make an amount equal to its Revolving Credit Commitment Percentage of the principal amount of Multicurrency Loans requested to be made on such Borrowing Date available to the Administrative Agent at the Administrative Agent's funding office for the applicable currency specified by the Administrative Agent from time to time by notice to the Lenders and in immediately available funds. The amounts made available by each Multicurrency Lender will then be made available to the Company or relevant Foreign Subsidiary Borrower at the funding office for the relevant Available Foreign Currency specified from time to time by the Administrative Agent by notice to the Lenders and in like funds as received by the Administrative Agent.


          SECTION 5.  LETTERS OF CREDIT

          5.1  L/C Commitment.  (a)  Prior to the date hereof, Mellon has issued
               --------------
the letters of credit listed on Schedule 5.1 (the "Existing Letters of Credit"),
                                                   --------------------------
and subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in subsection 5.4(a), agrees to issue letters of credit (together with the Existing Letters of Credit, "Letters
                                                                        -------
of Credit") for the account of the Company on any Business Day during the
- ---------
Revolving Credit Commitment Period in such form as may be approved from time to time by the Issuing Lender so long as after giving effect thereto, (i) the L/C Obligations do not exceed the L/C Commitment, (ii) the Aggregate Total

Outstandings of all Lenders do not exceed the Aggregate Revolving Credit Commitments and (iii) prior to the Second Closing Date, the Aggregate Total Outstandings of all Lenders do not exceed $115,000,000. From and after the Closing Date, the Existing Letters of Credit will be deemed to be Letters of Credit hereunder.

          (b) Each Letter of Credit shall (i) be denominated in U.S. Dollars or any Available Foreign Currency, (ii) be (x) a standby letter of credit issued to support obligations of the Company or any of its Subsidiaries, contingent or otherwise, or to finance the working capital and business needs of the Company or any of its Subsidiaries in the ordinary course of business or (y) a commercial letter of credit issued in respect of the purchase of goods or services by the Company and its Subsidiaries in the ordinary course of business and (iii) expire no later than the earlier of (x) the date that is 12 months after the date of its issuance and (y) the fifth Business Day prior to the Revolving Credit Termination Date; provided that any Letter of Credit with an expiration date occurring up to twelve months after such Letter of Credit's date of issuance may be automatically renewable for subsequent 12-month periods (but in no event later than the fifth Business Day prior to the Revolving Credit Termination Date).

          (c) Each Letter of Credit issued after the Closing Date shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the jurisdiction in which the Issuing Bank is located.

          (d) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

          5.2  Procedure for Issuance of Letters of Credit.  The Company may
               -------------------------------------------
from time to time request that the Issuing Lender issue a Letter of Credit at any time prior to the fifth Business Day prior to the Revolving Credit Termination Date by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Company. The Issuing Lender shall furnish a copy of such Letter of Credit to the Company promptly following the issuance thereof.

          5.3  L/C Participation.  (a)  Effective on the Closing Date in respect
               -----------------
of the Existing Letters of Credit, and effective on the date of issuance thereof in respect of each Letter of Credit issued hereunder after the Closing Date, the Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue

Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage from time to time in effect in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Company in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's then Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed; provided that,
                                                                --------
if such demand is made prior to 12:00 Noon, New York City time, on a Business Day, such L/C Participant shall make any payment denominated in U.S. Dollars to the Issuing Lender prior to the end of such Business Day and otherwise such L/C Participant shall make such payment on the next succeeding Business Day.

          (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to paragraph 5.3(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds rate, as quoted by the Issuing Lender (or, in the case of payments in any currency other than U.S. Dollars, the rate customarily charged among banks in similar circumstances for overdue amounts in such currency, as quoted by the Issuing Lender), during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is
360. If any such amount required to be paid by any L/C Participant pursuant to subsection 5.3(a) is not in fact made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans hereunder. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

          (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 5.3(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Company or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will, if such payment is received prior to 12:00 Noon, local time in the payment office in which such payment is received by the Issuing Lender, on a Business Day, distribute to such L/C Participant its pro rata share thereof prior to the end of such Business Day and otherwise the Issuing Lender will distribute such payment on the next succeeding Business Day; provided, however, that in the event that any such
                         --------  -------
payment received by the Issuing Lender and distributed to the L/C Participants shall be required to be returned by the Issuing Lender, each such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

          5.4  Reimbursement Obligation of the Company.  (a)  The Company agrees
               ---------------------------------------
to reimburse the Issuing Lender on the Business Day immediately following the Business Day on which the Issuing Lender notifies the Company of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender. The Issuing Lender shall provide notice to the Company on each Business Day on which a draft is presented and paid by the Issuing Lender indicating the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds.

          (b) Interest shall be payable on any and all amounts remaining unpaid by the Company under this subsection from the date a draft presented under any Letter of Credit is paid by the Issuing Lender until payment in full (i) at the rate which would be payable on any Loans that are ABR Loans at such time (in the case of amounts denominated in U.S. Dollars) or the Administrative Agent's reasonable estimate of its average daily cost of funds plus the Applicable
                                                       ----
Margin applicable to Multicurrency Loans (in the case of amounts denominated in a currency other than U.S. Dollars), in each case until such payment is required to be made pursuant to subsection 5.4(a), and (ii) thereafter, at the rate which is 2% above the rate described in the foregoing clause (i).

          5.5  Obligations Absolute.  (a)  The Company's obligations under
               --------------------
subsection 5.4(a) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Company may have or have had against the Issuing Lender, any L/C Participant or any beneficiary of a Letter of Credit.

          (b) The Company also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Company's Reimbursement Obligations under subsection 5.4(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among the Company and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or
(iii) any claims whatsoever of the Company against any beneficiary of such Letter of Credit or any such transferee.

          (c) Neither the Issuing Lender nor any L/C Participant shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct.

          (d) The Company agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Company and shall not result in any liability of the Issuing Lender or any L/C Participant to the Company. Nothing in this subsection 5.5 shall relieve the Issuing Bank of liability for its gross negligence or willful misconduct.

          5.6  Letter of Credit Payments.  If any draft shall be presented for
               -------------------------
payment under any Letter of Credit, the Issuing Lender shall promptly notify the Company and the Administrative Agent of the date and amount thereof. If any draft shall be presented for payment under any Letter of Credit, the responsibility of the Issuing Lender to the Company in connection with such draft shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit.

          5.7  Application.  To the extent that any provision of any Application
               -----------
related to any Letter of Credit is inconsistent with the provisions of this
Section 5, the provisions of this Section 5 shall apply.


           SECTION 6.  GENERAL PROVISIONS APPLICABLE TO THE LOANS

          6.1  Interest Rates and Payment Dates.  (a)  Each Eurodollar Loan
               --------------------------------
shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate for Dollars determined for such Interest Period plus the Applicable Margin in effect for such day.

          (b) Each NYBOR Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the NYBOR Rate determined for such Interest Period plus the Applicable Margin in effect for such day.

          (c) Each ABR Loan shall bear interest for each day that it is outstanding at a rate per annum equal to the Alternate Base Rate for such day.

          (d) Each Multicurrency Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the applicable Eurocurrency Rate determined for such Interest Period plus the Applicable Margin in effect for such day.

          (e) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to
(A) in the case of overdue principal or interest, the rate that would otherwise be applicable to the relevant Loans pursuant to the foregoing provisions of this subsection plus 2% or (B) in the case of overdue fees or other amounts, the Alternate

Base Rate plus 2%, or, in each case if higher, in the case of amounts
          ----
required to be paid in U.S. Dollars, the rate described in paragraph (b) of this subsection plus 2%.

          (f) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (e) of this
      --------
subsection shall be payable from time to time on demand.

          6.2  Conversion and Continuation Options.  (a)  The Company may elect
               -----------------------------------
from time to time to convert outstanding Eurodollar Loans or NYBOR Loans (in whole or in part) to ABR Loans by giving the Administrative Agent at least one Business Day's prior irrevocable notice of such election, provided that any such
                                                          --------
conversion of Eurodollar Loans or NYBOR Loans may only be made on the last day of an Interest Period with respect thereto. The Company may elect from time to time to convert outstanding ABR Loans (in whole or in part) to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. The Company may elect from time to time to convert outstanding ABR Loans (in whole or in part) to NYBOR Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election (which notice must be received by the Administrative Agent not later than 10:00 A.M., New York City time, on such second Business Day). Any such notice of conversion to Eurodollar Loans or NYBOR Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans, NYBOR Loans and ABR Loans may be converted as provided herein, provided that (i) no ABR Loan may be
                                           --------
converted into a Eurodollar Loan or a NYBOR Loan when any Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have determined that such conversion is not appropriate, (ii) any such conversion may only be made if, after giving effect thereto, subsection 6.3 shall not have been violated, (iii) no ABR Loan may be converted into a Eurodollar Loan or a NYBOR Loan after the date that is one week prior to the Revolving Credit Termination Date and (iv) Swing Line Loans may not be converted to Eurodollar Loans or NYBOR Loans.

          (b) Any Eurodollar Loans or NYBOR Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Company giving notice to the Administrative Agent of the length of the next Interest Period to be applicable to such Loans not later than 10:30 A.M., New York City time, three Business Days prior to the beginning of the requested Interest Period (in the case of continuations of Eurodollar Loans) or 10:00 A.M., New York City time, two Business Days prior to the beginning of the requested Interest Period (in the case of continuations of NYBOR Loans), provided that no Eurodollar Loan or NYBOR Loan may be continued as such (i) when
- --------
any Default or Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have determined that such continuation is not appropriate, (ii) if, after giving effect thereto, subsection 6.3 would be contravened or (iii) after the date that is one week prior to the Revolving Credit Termination Date, and provided, further, that if
                                                    --------  -------
the Company shall fail to give such notice or if such continuation is not permitted pursuant to the preceding proviso such Eurodollar Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

          (c) Any Multicurrency Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Company or the relevant Foreign Subsidiary Borrower giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election, provided, that if the Company or the relevant Foreign Subsidiary Borrower shall
- --------
fail to give such notice, such Multicurrency Loans shall automatically be continued for an Interest Period of one week (in the case of Multicurrency Loans in Deutsche Marks only) or one month (in the case of all other Multicurrency Loans).

          6.3  Minimum Amounts of Tranches.  All borrowings, conversions and
               ---------------------------
continuations of Revolving Credit Loans and Multicurrency Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (a) the aggregate principal amount of the Eurodollar Loans comprising each Tranche shall be equal to $3,000,000 or a whole multiple of $500,000 in excess thereof, (b) the aggregate principal amount of the Multicurrency Loans comprising each Tranche shall be in an amount which is, or of which the U.S. Dollar Equivalent is, at least $3,000,000 and (c) there shall not be more than 12 Tranches at any one time outstanding.

          6.4  Optional and Mandatory Prepayments.  (a)  The Company may at any
               ----------------------------------
time and from time to time prepay Revolving Credit Loans, in whole or in part, upon at least three Business Days' irrevocable notice to the Administrative Agent (in the case of Eurodollar Loans and NYBOR Loans) and upon irrevocable notice to the Administrative Agent no later than 10:30 A.M., New York City time, on the date of prepayment (in the case of Revolving Credit Loans that are ABR Loans), specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, NYBOR Loans, ABR Loans or a combination thereof, and, if a combination thereof, the amount allocable to each. Upon the receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 6.12. No notice of prepayment shall be required in respect of Swing Line Loans. Partial prepayments of the Revolving Credit Loans that are Eurodollar Loans or NYBOR Loans shall be in an aggregate principal amount of $3,000,000 or a whole multiple of $500,000 in excess thereof, and partial prepayments of Revolving Credit Loans that are ABR Loans shall be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Partial prepayments of Swing Line Loans may be in any amount.

          (b) The Company and the Foreign Subsidiary Borrowers may at any time and from time to time prepay the Multicurrency Loans, in whole or in part, upon at least three Business Days' irrevocable notice to the Administrative Agent specifying the date and amount of prepayment. Upon the receipt of any such notice, the Administrative Agent shall promptly notify each Multicurrency Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 6.12. Partial prepayments of Multicurrency Loans shall be in an aggregate principal amount of which the U.S. Dollar Equivalent is at least $3,000,000.

          (c) If, at any time during the Revolving Credit Commitment Period, for any reason the Aggregate Total Outstandings of all Lenders exceed the aggregate Revolving Credit Commitments then in effect, (A) the Company shall, without notice or demand, immediately prepay the Swing Line Loans and the Revolving Credit Loans and/or (B) the Company and the Foreign Subsidiary Borrowers shall, without notice or demand, immediately prepay the Multicurrency Loans such that the sum of (I) the aggregate principal amount of the Revolving Credit Loans and Swing Line Loans so prepaid and (II) the U.S. Dollar Equivalent of the aggregate principal amount of the Multicurrency Loans so prepaid, equals or exceeds the amount of such excess.

          (d) Each prepayment of Loans pursuant to this subsection 6.4 shall be accompanied by accrued and unpaid interest on the amount prepaid to the date of prepayment and any amounts payable under subsection 6.12 in connection with such prepayment.

          (e) Notwithstanding the foregoing, mandatory prepayments of Revolving Credit Loans or Multicurrency Loans that would otherwise be required pursuant to this subsection 6.4 solely as a result of fluctuations in Exchange Rates from time to time shall only be required to be made pursuant to this subsection 6.4 on the last Business Day of each month on the basis of the Exchange Rate in effect on such Business Day.

          (f) Prepayments of the Loans pursuant to subsection 6.4(c) shall be applied as follows: (i) in the case of prepayments made by the Company, first,
                                                                         -----
to prepay ABR Loans then outstanding, second, to prepay Eurodollar Loans and
                                      ------
NYBOR Loans then outstanding and, third, to prepay Multicurrency Loans of the
                                  -----
Company then outstanding and (ii) in case of prepayments made by a Foreign Subsidiary Borrower, to prepay Multicurrency Loans borrowed by such Foreign Subsidiary Borrower.

          (g) The Company shall prepay all Swing Line Loans then outstanding as ABR Loans simultaneously with each borrowing of Revolving Credit Loans.

          6.5  Commitment Fees; Other Fees.  (a)  The Company agrees to pay to
               ---------------------------
the Administrative Agent for the account of each Lender, a commitment fee for the period from and including the date hereof to but excluding the Revolving Credit Termination Date (or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein), computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Credit Commitment of such Lender plus such Lender's Revolving Credit Commitment Percentage of the
            ----
aggregate principal amount of the Swing Line Loans during the period for which payment is made. Such commitment fees shall be payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

          (b) The Company shall pay (without duplication of any other fee payable under this subsection 6.5) to Chase and CSI, for their respective accounts, all fees separately agreed to in writing by the Company and Chase or CSI, as the case may be.

          (c) The Company shall (without duplication of any other fee payable under this subsection 6.5) pay to the Administrative Agent and the Co-Agent all fees separately agreed to in writing by the Company and the Administrative Agent or the Co-Agent.

          (d) In lieu of any letter of credit commissions and fees provided for in any Application (other than any standard issuance, amendment and negotiation fees, as described in paragraph (e) below), the Company will pay the Administrative Agent, (i) for the account of the Issuing Lender, a non-refundable fronting fee equal to 0.125% per annum and (ii) for the account of the Lenders, a non-refundable Letter of Credit fee computed at a rate per annum equal to the Applicable Margin, in each case on the amount available to be drawn under such Letter of Credit. Such fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter, and shall be calculated on the average daily amount available to be drawn under the Letters of Credit.

          (e) The Company agrees to pay the Issuing Lender for its own account its customary administration, amendment, transfer and negotiation fees charged by the Issuing Lender in connection with its issuance and administration of Letters of Credit.

          (f) The Company shall (without duplication of any other fee payable under this subsection 6.5) pay to the Administrative Agent for the account of each Lender on the Closing Date all closing fees separately agreed to in writing by the Company and the Administrative Agent or any Lender.

          6.6  Computation of Interest and Fees.  (a)  Commitment fees, letter
               --------------------------------
of credit fees and interest based on the Eurocurrency Rate or the NYBOR Rate or (when it is based on the Federal Funds Effective Rate) the Alternate Base Rate shall be calculated on the basis of a 360-day year for the actual days elapsed; and otherwise interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Company and the Lenders of each determination of a Eurocurrency Rate or a NYBOR Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Company and the Lenders of the effective date and the amount of each such change in the Alternate Base Rate.

        (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of a Borrower, deliver to such Borrower a statement showing in reasonable detail the calculations used by the Administrative Agent in determining any interest rate pursuant to subsection 6.1(a) or 6.1(b).

        (c) If any Reference Lender shall for any reason no longer have a Revolving Credit Commitment or any outstanding Loans, such Reference Lender shall thereupon cease to be a Reference Lender, and if, as a result, there shall only be one Reference Lender remaining, the Administrative Agent (subject to the consent of the Company (which consent shall not be unreasonably withheld) and after consultation with the Lenders) shall, by notice to the Company and the Lenders, designate another Lender as a Reference Lender so that there shall at all times be at least two Reference Lenders.

        (d) Each Reference Lender shall use its best efforts to furnish quotations of rates to the Administrative Agent as contemplated hereby. If any of the Lenders shall be unable or shall otherwise fail to supply such rates to the Administrative Agent upon its request, the rate of interest shall, subject to the provisions of subsection 6.7, be determined on the basis of the quotations of the remaining Reference Lenders or Reference Lender, as applicable.

        6.7  Inability to Determine Interest Rate.  If prior to the first day of
             ------------------------------------
any Interest Period:

        (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon

        (d) Each Reference Lender shall use its best efforts to furnish quotations of rates to the Administrative Agent as contemplated hereby. If any of the Lenders shall be unable or shall otherwise fail to supply such rates to the Administrative Agent upon its request, the rate of interest shall, subject to the provisions of subsection 6.7, be determined on the basis of the quotations of the remaining Reference Lenders or Reference Lender, as applicable.

        6.7  Inability to Determine Interest Rate.  If prior to the first day of
             ------------------------------------
any Interest Period:

          (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate or NYBOR Rate, as the case may be, for such Interest Period, or

          (b) the Administrative Agent has received notice from the Required Lenders that the Eurocurrency Rate or NYBOR Rate, as the case may be, determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Eurodollar Loans, NYBOR Loans or Multicurrency Loans, as the case may be, during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Company and the Lenders as soon as practicable thereafter. If such notice is given (i) any Eurodollar Loans, NYBOR Loans or Multicurrency Loans, as the case may be, requested to be made on the first day of such Interest Period shall be made as ABR Loans in U.S. Dollars, (ii) any Revolving Credit Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as ABR Loans, (iii) any outstanding Eurodollar Loans or NYBOR Loans shall be converted on the first day of such Interest Period to ABR Loans and (iv) any Multicurrency Loans to which such Interest Period relates shall be repaid on the first day of such Interest Period. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans, NYBOR Loans or Multicurrency Loans in the affected currency shall be made or continued as such, nor shall the Company have the right to convert ABR Loans to Eurodollar Loans or NYBOR Loans.

          6.8  Pro Rata Treatment and Payments.  (a) (i)  Each borrowing of
               -------------------------------
Revolving Credit Loans by the Company from the Lenders hereunder shall be made pro rata according to the Revolving Credit Commitment Percentages of the Lenders
- --- ----
in effect on the date of such borrowing. Each payment by the Company on account of any facility fee hereunder shall be allocated by the Administrative Agent among the Lenders in accordance with the respective amounts which such Lenders are entitled to receive pursuant to subsection 6.5(a). Any reduction of the Revolving Credit Commitments of the Lenders shall be allocated by the Administrative Agent among the Lenders pro rata according to the
                                              --- ----
Revolving Credit Commitment Percentages of the Lenders. Each payment (other than any optional prepayment) by the Company on account of principal of the Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according
                                                            --- ----
to the respective principal amounts thereof then due and owing to each Lender. Each optional prepayment by the Company on account of principal of or interest on the Revolving Credit Loans shall be allocated by the Administrative Agent pro
                                                                             ---
rata according to the respective outstanding principal amounts thereof. All
- ----
payments (including prepayments) to be made by the Company hereunder (other than payments in respect of the Multicurrency Loans), whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's New York office specified in subsection 14.2, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders entitled to receive the same promptly upon receipt in like funds as received.

          (ii) Each borrowing of Multicurrency Loans by the Company or any Foreign Subsidiary Borrower shall be made, pro rata according to the Revolving
                                           --- ----
Credit Commitment Percentages of the Lenders. Each payment (including each prepayment) by the Company or a Foreign Subsidiary Borrower on account of principal of and interest on Multicurrency Loans shall be allocated by the Administrative Agent pro rata according to the respective principal amounts of
                     --- ----
the Loans then due and owing by the Company or such Foreign Subsidiary Borrower to each Lender. All payments (including prepayments) to be made by the Company or a Foreign Subsidiary Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 Noon, local time at the payment office for the currency in which such Multicurrency Loan is denominated, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the payment office for the currency of such Multicurrency Loan specified from time to time by the Administrative Agent by notice to the Lenders and the Company, in the currency of such Multicurrency Loan and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders entitled to receive the same promptly upon receipt in like funds as received.

          (iii) If any payment hereunder (other than payments on the Eurodollar Loans or the Multicurrency Loans) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan or a Multicurrency Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

          (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a Borrowing Date that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate per annum equal to (i) the daily average Federal Funds Effective Rate (in the case of a borrowing of Revolving Credit Loans) or
(ii) the Administrative Agent's reasonable estimate of its average daily cost of funds (in the case of a borrowing of Multicurrency Loans), in each case for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the applicable Borrower shall repay such Lender's share of such borrowing (together with interest thereon from the date such amount was made available to such Borrower (i) at the rate per annum applicable to ABR Loans hereunder (in the case of amounts made available to the Company) or (ii) the Administrative Agent's reasonable estimate of its average daily cost of funds plus the Applicable Margin applicable to
                            ----
Multicurrency Loans (in the case of a borrowing of Multicurrency Loans)) to the Administrative Agent not later than three Business Days after receipt of written notice from the Administrative Agent specifying such Lender's share of such borrowing that was not made available to the Administrative Agent.

          6.9  Illegality.  Notwithstanding any other provision herein, if the
               ----------
adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans, NYBOR Loans or Multicurrency Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, NYBOR Loans or Multicurrency Loans, continue Eurodollar Loans or Multicurrency Loans as such and convert ABR Loans to Eurodollar Loans or NYBOR Loans shall forthwith be cancelled until such time as it shall no longer be unlawful for such Lender to make or maintain the affected Loans, (b) such Lender's Loans then outstanding as Eurodollar Loans or NYBOR Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Eurodollar Loans or within such earlier period as may be required by law and (c) such Lender's Multicurrency Loans shall be prepaid on the last day of the then current Interest Period with respect thereto or within such earlier period as may be required by law. If any such conversion of a Eurodollar Loan or a NYBOR Loan, or repayment of a Multicurrency Loan, occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Company shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 6.12.

          6.10  Requirements of Law.  (a)  If the adoption of or any change in
                -------------------
any Requirement of Law or in the interpretation or application thereof or compliance by any

Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, made subsequent to the date hereof:

          (i) shall subject such Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit issued or participated in by it, any Eurodollar Loan, NYBOR Loan or Multicurrency Loan made by it or its obligation to make any Eurodollar Loan, NYBOR Loan or Multicurrency Loan, or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by subsection 6.11 and changes in rate of tax on the overall net income of such Lender);

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurocurrency Rate or NYBOR Rate, as the case may be, hereunder, including, without limitation, the imposition of any reserves with respect to Eurocurrency Liabilities under Regulation D of the Board; or

          (iii)  shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans, NYBOR Loans or Multicurrency Loans or Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the applicable Borrower shall promptly pay such Lender, upon its demand, any additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable.

          (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Company shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Company (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection, containing such calculations as such

Lender customarily provides in similar transactions, submitted by such Lender to the Company (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          6.11  Taxes.  (a)  All payments made by the Borrowers under this
                -----
Agreement and any Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding taxes imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement, any Note or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are
                                                    ------------------
required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates and in the amounts specified in this Agreement, provided, however, that
                                                      --------  -------
(i) the Company shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this subsection, and (ii) a Foreign Subsidiary Borrower shall not be required to increase any such amounts payable to any Lender if such Lender fails to comply with the requirements of paragraph (c) of this subsection. Whenever any Non-Excluded Taxes are payable by a Borrower, as promptly as possible thereafter such Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof. If a Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, such Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (b) Each Lender that is not incorporated under the laws of the United States of America or a State thereof shall:

              (i) at least five Business Days before the date of the initial payment to be made by the Company to such Lender under this Agreement and on the date on which such Lender changes its lending office (other than pursuant to subsection 6.14), deliver to the Company and the Administrative Agent (A) two duly completed copies of

     United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

          (ii) deliver to the Company and the Administrative Agent two further copies of any such form or certification at least five Business Days before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Administrative Agent and the Company; and

          (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Company or the Administrative Agent;

and each Lender (or Transferee) that is incorporated or organized under the laws of the United States of America or a State thereof shall provide two properly completed and duly executed copies of Form W-9, or successor applicable form, at the times specified for delivery of forms under paragraph (b)(i) of this subsection unless an event (including, without limitation, any change in treaty, law or regulation) has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Company and the Administrative Agent; provided,
                                                                 --------
however, that the Company may rely upon such forms provided to the Company for all periods prior to the occurrence of such event. Each Person that shall become a Lender or a Participant pursuant to subsection 14.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection, provided
                                                                    --------
that in the case of such Participant such Participant shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

          (c) Each Lender that is not incorporated or organized under the laws of the jurisdiction under which a Foreign Subsidiary Borrower is incorporated or organized shall, upon request by such Foreign Subsidiary Borrower, within a reasonable period of time after such request, deliver to such Foreign Subsidiary Borrower or the applicable governmental or taxing authority, as the case may be, any form or certificate required in order that any payment by such Foreign Subsidiary Borrower under this Agreement or any Notes to such Lender may be made free and clear of, and without deduction or withholding for or on account of any Non-Excluded Tax (or to allow any such deduction or withholding to be at a reduced rate) imposed on such payment under the laws of the jurisdiction under which such Foreign Subsidiary Borrower is incorporated or organized, provided
                                                                     --------
that such Lender is legally entitled to complete, execute and deliver such form or certificate and such completion, execution or submission would not materially prejudice the legal position of such Lender.

          6.12  Indemnity.  Each Borrower agrees to indemnify each Lender and to
                ---------
hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by such Borrower in payment when due of the principal amount of or interest on any Eurodollar Loan, NYBOR Loan or Multicurrency Loan, (b) default by such Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans, NYBOR Loans or Multicurrency Loans after such Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by such Borrower in making any prepayment after such Borrower has given a notice thereof in accordance with the provisions of this Agreement or (d) the making by such Borrower of a prepayment of Eurodollar Loans, NYBOR Loans or Multicurrency Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by a Lender or from fees payable to terminate the deposits from which such funds were obtained. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          6.13  Use of Proceeds.  The proceeds of the Loans shall be used (a) to
                ---------------
refinance the Existing Credit Agreement, (b) to pay fees and expenses incurred by the Borrowers in connection with this Agreement, (c) to finance the Rohr Acquisition, pay transaction fees and related costs with respect to the Rohr Acquisition, refinance certain indebtedness of Rohr and finance the working capital needs of Rohr in an aggregate amount not to exceed the U.S. Dollar Equivalent of 70,000,000 Deutsche Marks; provided that none of the proceeds of
                                         --------
the Loans shall be available for any of the uses described in this subsection 6.13(c) prior to the Second Closing Date and (d) for working capital and other general corporate purposes of the Borrowers and their Subsidiaries, including investments and acquisitions; provided that not more than the U.S. Dollar
                              --------
Equivalent of 35,000,000 Deutsche Marks in the aggregate of Loan proceeds shall be used by or for Bush Viotechnik.

          6.14  Change of Lending Office; Replacement of Lenders.  (a) Each
                ------------------------------------------------
Lender (or Transferee) agrees that, upon the occurrence of any event giving rise to the operation of subsection 6.9, 6.10 or 6.11 with respect to such Lender (or Transferee), it will, if requested by the Company, use reasonable efforts (subject to overall policy considerations of such Lender (or Transferee)) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such
                                                   --------
designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no material economic, legal or regulatory disadvantage, and provided, further, that nothing in this subsection
                             --------  -------
6.14 shall affect or postpone any of the obligations of any Borrower or the rights of any Lender (or Transferee) pursuant to subsection 6.9, 6.10 or 6.11.

          (b) If at any time any Lender makes any demand for payment under subsection 6.9, 6.10 or 6.11 as a result of any condition described in any such subsection, then the Company may, if such condition continues to exist after such Lender shall have used reasonable efforts pursuant to paragraph (a) of this subsection 6.14 and on 10 Business Days' prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall) assign pursuant to subsection 14.6(c) all of its rights and obligations under this Agreement to another Lender or other bank or financial institution selected by the Company and acceptable to the Administrative Agent for a purchase price equal to the outstanding principal amount of all Loans, accrued interest, fees and other amounts owing to such Lender; provided that (i) the Company shall have no right to replace the
        --------
Administrative Agent, (ii) neither the Administrative Agent nor any Lender shall have any obligation to the Company to find a replacement Lender or other bank or financial institution, (iii) such replacement must take place no later than 180 days after such Lender shall have made any such demand for payment, (iv) in no event shall any Lender hereby replaced be required to pay or surrender to such replacement Lender or other bank or financial institution any of the fees received by such Lender pursuant to this Agreement, (v) the Company shall pay such amounts demanded under subsection 6.9, 6.10 or 6.11 to such Lender, together with any amounts as may be required pursuant to subsection 6.12 (calculated as if such replacement were a prepayment in full of the Loans owing to the Lender being replaced), prior to such Lender being replaced and the payment of such amounts shall be a condition to the replacement of such Lender and (vi) such Lender shall not be required to pay any fees required by subsection 14.6(e) in connection with such replacement, which fees shall be paid by the Company.


          SECTION 7.  REPRESENTATIONS AND WARRANTIES

          Each of the Company and the Foreign Subsidiary Borrowers (insofar as the representations and warranties set forth below relate respectively to such Foreign Subsidiary Borrower) represents and warrants to the Administrative Agent and each Lender that:

          7.1  Financial Condition.  The consolidated balance sheet of the
               -------------------
Company and its consolidated Subsidiaries as at December 28, 1996 and December 30, 1995 and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by Deloitte & Touche LLP, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at March 29, 1997 and the related unaudited consolidated statements of income and of cash flows for the three-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at March 29, 1997 and the related unaudited consolidated statements of income and of cash flows for the three-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Company nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as otherwise disclosed on Schedule 7.1, during the period from December 28, 1996 to and including the date hereof there has been no sale, transfer or other disposition by the Company or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Company and its consolidated Subsidiaries at December 28, 1996.

          7.2  No Change.  Since December 28, 1996 there has been no development
               ---------
or event which has had or could reasonably be expected to have a Material Adverse Effect.

          7.3  Corporate Existence; Compliance with Law.  Each of the Company
               ----------------------------------------
and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to be so qualified could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          7.4  Corporate Power; Authorization; Enforceable Obligations.  Each
               -------------------------------------------------------
Credit Party has the corporate or other power and authority, and the legal right, to make, deliver and perform Loan Documents to which it is a party and, in the case of the Borrowers, to borrow hereunder; and each Credit Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrowers, the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder, with the execution, delivery, performance, validity or enforceability of this Agreement or the Notes to which it is a party except for consents which have been obtained and are in full force and effect. This Agreement has been, and each other
Loan Document will be, duly executed and delivered on behalf of each of the applicable Credit Parties. This

Agreement constitutes, and each other Loan Document when executed and delivered by the applicable Credit Parties will constitute, a legal, valid and binding obligation of such Person enforceable against each such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          7.5  No Legal Bar.  The execution, delivery and performance of the
               ------------
Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate in any material respect any Requirement of Law or Contractual Obligation of the Company or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

          7.6  No Material Litigation.  No litigation, investigation or
               ----------------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

          7.7  No Default.  Neither the Company nor any of its Subsidiaries is
               ----------
in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          7.8  Ownership of Property; Liens.  Each of the Company and its
               ----------------------------
Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by subsection 10.5.

          7.9  Intellectual Property.  Other than as disclosed in Schedule 7.9,
               ---------------------
each of the Company and each of its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been
                                     ---------------------
asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Company know of any valid basis for any such claim. The use of such Intellectual Property by the Company and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          7.10  No Burdensome Restrictions.  To the best knowledge of the
                --------------------------
Company, no Requirement of Law or Contractual Obligation of the Company or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

          7.11  Taxes.  Each of the Company and its Subsidiaries has filed or
                -----
caused to be filed all tax returns which, to the knowledge of the Borrowers, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Company, no claim is being asserted, with respect to any such tax, fee or other charge.

          7.12  Federal Regulations.  No part of the proceeds of any Loans will
                -------------------
be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board of Governors of the United States Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors (including but not limited to the provisions of Regulation U and Regulation X) or any similar rule of any other Governmental Authority. If any Borrower is requested by any Lender or the Administrative Agent, such Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in said Regulation G or Regulation U as the case may be.

          7.13  ERISA.  Neither a Reportable Event nor an Accumulated Funding
                -----
Deficiency has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of PBGC or a Plan has arisen, during such five-year period.
The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which could reasonably be expected to have a Material Adverse Effect, either individually or in the aggregate with all other Single Employer Plans under which such accrued benefits exceed such assets. Neither the Company nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan during the five-year period prior to the date on which this representation is made or deemed made which could, in the aggregate with other such withdrawals during such period, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer
Plan is in Reorganization or is Insolvent.

          7.14  Investment Company Act; Other Regulations.  No Borrower is an
                -----------------------------------------
"investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Borrower is subject to any law or regulation which limits its ability to incur Indebtedness.

          7.15  Subsidiaries.  As of the date hereof, neither the Company nor
                ------------
any other Borrower has any Subsidiary except those Subsidiaries identified on
Schedule II to this Agreement.

          7.16  Environmental Matters.  Other than as disclosed in Schedule
                ---------------------
7.16: (a) The facilities and properties owned, leased or operated by the Company and/or any of its Subsidiaries (the "Properties") do not contain, and
                                             ----------
have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability under, any Environmental Law except in either case insofar as such violation or liability, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

          (b) The Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Company or any of its Subsidiaries (the "Business") which could materially interfere with the
                   --------
continued operation of the Properties or materially impair the aggregate fair saleable value of the Properties.

          (c) Neither the Company nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Company or any of its Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or are reasonably likely to result in the payment of a Material Environmental Amount.

          (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Company, threatened, under any Environmental Law to which the

Company or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

          (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Company or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably give rise to liability under Environmental Laws except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

          (g) Items disclosed in Schedule 7.16 will not, in the aggregate, have a Material Adverse Effect.

          7.17  Accuracy and Completeness of Information.  All information
                ----------------------------------------
heretofore furnished by the Company to the Lenders for purposes of or in connection with this Agreement, and all such information hereafter furnished by the Company to any Lender for purposes of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made or to be made, in the light of the circumstances under which they were or will be made, not misleading. Prior to the date hereof, the Company has disclosed to the Lenders in writing any and all facts which materially and adversely affect (to the extent the Company can as of the date hereof reasonably foresee), the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations under the Loan Documents.

          7.18  Foreign Subsidiary Borrowers.  (a)  Each Foreign Subsidiary
                ----------------------------
Borrower is a direct or indirect majority-owned Subsidiary of the Company and is organized under the laws of Germany or a country comprised in the European Union;

          (b) Each Foreign Subsidiary Borrower will be a direct or indirect, wholly-owned Subsidiary of the Company (excluding director qualifying shares) (or, with the consent of the Lenders, which consent shall not be unreasonably withheld, a direct or indirect, majority-owned Subsidiary of the Company) and will be organized under the laws of Germany or a country included in the European Union; and

          (c) Each Foreign Subsidiary Borrower will have, upon becoming a party hereto, full right and authority to enter into this Agreement and each other Loan Document to which it is a party, and to perform all of its obligations under this and each other Loan Document to which it is a party; all of the foregoing actions will have been, prior to any request for Loans by such Borrower, duly authorized by all necessary action on the part of such Borrower, and when such Foreign Subsidiary Borrower becomes a party hereto, this Agreement and each other Loan Document to which it is a party will constitute valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as such terms may be limited by the application of bankruptcy, moratorium, insolvency and similar laws including, without limitation, Sections 30, 31 of the German Code on Limited Liability Companies with respect to companies incorporated under the laws of Germany affecting the rights of creditors generally and by equitable principles affecting the availability of specific performance and other remedies.

          (d) For the purpose of this Section 7.18, all companies incorporated under the laws of Germany whose shares are held in trust for the Company shall be deemed to be majority owned Subsidiaries of the Company.

          7.19  Security Documents.  The Pledge Agreement is effective to create
                ------------------
in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in the pledged stock described therein. Such Pledge Agreement constitutes a fully perfected first lien on, and security interest in, all right, title and interest of the Company in the Pledged Stock described therein, subject, in the case of any stock of a German Limited Liability Company, to the restrictions imposed by Section 32(a) of the German Code on Limited Liability Companies.

          7.20  Solvency.  On the Closing Date and after giving effect to the
                --------
borrowings hereunder on such date and to all other Indebtedness and Guarantee Obligations being incurred on such date, (a) the property, at a fair market valuation, of the Company will exceed the Company's debts, (b) the present fair salable value of the assets of the Company is not less than the amount that will be required to pay the probable liabilities of the Company as such debts become absolute and matured, and (c) the Company does not intend to, and does not believe it will, incur debts or liabilities beyond the Company's ability to pay as such debts and liabilities mature. For purposes of this subsection, "debt" means "liability on a claim" and "claim" means any (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

          7.21  Labor Matters.  There are no strikes pending or, to the
                -------------
Company's knowledge, overtly threatened against the Company or any of its Domestic Subsidiaries which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The hours worked and payments made to employees of the Company and each of its Domestic Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law, except to the extent such violations could not, or in the aggregate, be reasonably expected to have a Material Adverse Effect.

                        SECTION 8.  CONDITIONS PRECEDENT

          8.1  Conditions to Initial Loans.  The obligation of each Lender to
               ---------------------------
make its initial Loans hereunder is subject to the satisfaction or waiver of the following conditions precedent:

          (a)  Loan Documents.  The Administrative Agent shall have received
               --------------
     this Agreement, executed and delivered by a duly authorized officer (or a duly authorized representative) of the Company and each Foreign Subsidiary Borrower that is a party hereto on the Closing Date, with a counterpart for each Lender.

          (b)  Pledge Agreement.  The Administrative Agent shall have received
               ----------------
     each Pledge Agreement, executed and delivered by a duly authorized officer (or a duly authorized representative) of the Company.

          (c)  Pledged Stock; Stock Powers.  The Administrative Agent shall have
               ---------------------------
     received the certificates representing the shares pledged pursuant to each Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

          (d)  Guarantees.  The Administrative Agent shall have received the
               ----------
     Domestic Subsidiary Guarantee, duly executed by each of the Domestic Subsidiaries, and the Foreign Subsidiary Guarantees, duly executed by each Subsidiary of the Foreign Subsidiary Borrowers that are parties to this Agreement on the Closing Date.

          (e)  Corporate Proceedings.  The Administrative Agent shall have
               ---------------------
     received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Company authorizing (i) the execution, delivery and performance by it of this Agreement and the Loan Documents to which it is a party and (ii) the borrowings by it contemplated hereunder, certified by the Secretary or an Assistant Secretary of the Company as of the Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (f)  Corporate Documents.  The Administrative Agent shall have
               -------------------
     received, with a counterpart for each Lender, true and complete copies of the certificate of incorporation and by-laws of the Company, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary or a duly authorized representative of the Company.

          (g)  Fees.  The Administrative Agent, the Arranger and the Lenders
               ----
     shall have received the fees, expenses and other consideration required to be paid on or before the Closing Date in connection with this Agreement.

          (h)  Legal Opinions.  The Administrative Agent shall have received,
               --------------
     with a counterpart for each Lender, the following executed legal opinions:

               (i) the executed legal opinion of Akerman Senterfitt & Eidson, P.A., special counsel to the Company, substantially in the form of Exhibit H; and

               (ii) the executed legal opinion of counsel in the jurisdiction of organization of each Foreign Subsidiary whose Capital Stock is being pledged to the Administrative Agent pursuant hereto on the Closing Date or which is executing a Foreign Subsidiary Guarantee on the Closing Date, such opinion to be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (i)  Existing Credit Agreement.  The Administrative Agent shall have
               -------------------------
     received evidence that all loans, accrued interest and other fees and any other amounts owing to the respective lenders and agents under the Existing Credit Agreement shall have been paid in full, and the commitments to make loans thereunder shall have been cancelled. It is understood that all such amounts owed under the Existing Credit Agreement may be paid with the proceeds of the initial Loans made on the Closing Date.

          (j)  Closing Certificate.  The Administrative Agent shall have
               -------------------
     received, with a counterpart for each Lender, a certificate of the Company, dated the Closing Date, substantially in the form of Exhibit I, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Company.

          (k)  Consents, Authorizations and Filings, etc.  All consents,
               ------------------------------------------
     authorizations and filings, if any, required or, in the discretion of the Administrative Agent, advisable in connection with the execution, delivery and performance by the Company and each other Borrower, and the validity and enforceability against the Company and each other Borrower, of the Loan Documents to which any of them is a party, shall have been obtained or made, and such consents, authorizations and filings shall be in full force and effect, except such consents, authorizations and filings, the failure to obtain which would not have a Material Adverse Effect.

          (l)  Insurance Review.  The Administrative Agent shall
               ----------------
     have reviewed and been reasonably satisfied with the insurance program of the Company and its Subsidiaries.

          (m)  Structure.  The Administrative Agent shall have reviewed and been
               ---------
     reasonably satisfied with (a) the Company's tax assumptions, and (b) the corporate, organizational and legal structure of the Company and its subsidiaries.

Notwithstanding the foregoing, the conditions precedent set forth in this subsection 8.1 and referred to in Schedule 9.10, are hereby waived as conditions precedent hereunder.

          8.2  Conditions to Second Closing Date.  The obligation of each Lender
               ---------------------------------
to make Loans for use in connection with the Rohr Acquisition is subject to the satisfaction of the following conditions precedent:

          (a)  Rohr Acquisition.  The Rohr Acquisition shall have been
               ----------------
     consummated for an aggregate purchase price (including the value of any equity of the Company and the refinancing of any Rohr indebtedness) not exceeding 70,000,000 Deutsche Marks pursuant to documentation satisfactory to the Administrative Agent, and no provision thereof shall have been waived, amended, supplemented or otherwise modified without the consent of the Administrative Agent (which consent shall not be unreasonably withheld).

          (b)  Consents, Authorizations and Filings, etc.  All governmental and
               -----------------------------------------
     third party consents, authorizations and filings required, or in the discretion of the Administrative Agent, reasonably advisable in connection with the Rohr Acquisition shall have been obtained or made, and such consents, authorizations and filings shall be in full force and effect, except such consents, authorizations and filings, the failure to obtain which would not have a Material Adverse Effect, and all applicable waiting periods (except the one year period with respect to the post-merger notification to the German Federal Contact Office in respect of the Rohr Acquisition) shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Rohr Acquisition and the financing thereof.

          (c)  Pro Forma Financial Statements.  The Administrative Agent shall
               ------------------------------
     have received a reasonably satisfactory pro forma consolidated balance
                                             --- -----
     sheet of the Company as at the date of the most recent consolidated balance sheet adjusted to give effect to the consummation of the Rohr Acquisition and the financings contemplated hereby as if such transactions had occurred on such date.

          (d)  Legal Opinions.  The Lenders shall have received such legal
               --------------
     opinions (including opinions (i) from counsel to the Company and its subsidiaries, and (ii) from such special and local counsel as may be required by the Administrative Agent), documents and other instruments as are customary for transactions of this type or as they may reasonably request.

          (e)  Insurance Review.  The Administrative Agent shall have reviewed
               ----------------
     and been reasonably satisfied with a third party review of the insurance program of the Company, its Subsidiaries and Rohr.

          (f)  Rohr Acquisition Review.  The Administrative Agent shall be
               -----------------------
     reasonably satisfied with all agreements (including without limitation all collective bargaining agreements) covering, and all employee savings, retirement and benefit plans relating to, the employees of the Company, it subsidiaries and Rohr.

          (g)  Structure.  The Administrative Agent shall have reviewed and been
               ---------
     reasonably satisfied with (a) the Company's tax assumptions, and (b) the corporate, organizational and legal structure of the Company, Rohr and their respective subsidiaries.

          8.3  Conditions to Each Extension of Credit.  The agreement of each
               --------------------------------------
Lender to make any Extension of Credit requested to be made by it on any date (including, without limitation, its initial Extension of Credit) is subject to the satisfaction of the following conditions precedent:

          (a)  Representations and Warranties.  Each of the representations and
               ------------------------------
     warranties made by the Company and other Borrowers in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date except for those representations and warranties which relate solely to an earlier date, which shall be true and correct as of such earlier date.

          (b)  No Default.  No Default or Event of Default shall have occurred
               ----------
     and be continuing on such date or after giving effect to the Extensions of Credit requested to be made on such date.

          (c)  Foreign Subsidiary Opinion.  If such requested Extension of
               --------------------------
     Credit is the initial Loan to a Foreign Subsidiary Borrower, the Administrative Agent shall have received a Foreign Subsidiary Opinion in respect of such Foreign Subsidiary Borrower.

          (d)  Additional Matters.  All corporate and other proceedings, and all
               ------------------
     documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each Extension of Credit to a Borrower hereunder shall constitute a representation and warranty by the Company and such Borrower as of the date of such Extension of Credit that the conditions contained in this subsection 8.3 have been satisfied.


                       SECTION 9.  AFFIRMATIVE COVENANTS

          The Company hereby covenants and agrees that so long as the Commitments remain in effect, any Loan or Reimbursement Obligation remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Company shall and shall cause each of its Subsidiaries, to the extent applicable to Subsidiaries, to:

           9.1  Financial Statements.  Furnish to each Lender:
                --------------------

          (a) as soon as available, but in any event within 105 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified without qualification or exception by independent public accountants of nationally recognized standing selected by the Company; and

          (b) as soon as available, but in any event within 50 days after the end of each of the first three quarterly periods of each fiscal year of the Company, a copy of the unaudited condensed consolidated balance sheet of the Company and its Subsidiaries as at the end of each such quarter and the related unaudited condensed consolidated statements of income and cash flows of the Company and its Subsidiaries for the portion of the fiscal year through such date, setting forth in each case in comparative form such figures for the previous year, certified by a Responsible Officer (subject to normal year-end audit adjustments);

all such financial statements to be complete and correct in all material respects and prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except for such changes in accounting principles as may be approved by such Responsible Officer and concurred in by the Company's independent public accountants and disclosed therein). It is understood that copies of the Company's Forms 10-K and 10-Q for the relevant periods, filed with the Securities and Exchange Commission, shall be deemed to satisfy the requirements of subsections 9.1(a) and (b), respectively.

          9.2  Certificates; Other Information.  Furnish to each Lender:
               -------------------------------

          (a) concurrently with the delivery of the financial statements referred to in subsection 9.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in subsections 9.1(a) and (b), a certificate of a Responsible Officer (i) stating that, to the best of such Officer's knowledge, during such period the Company has observed or performed all of its covenants and other agreements in all material respects, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it in each case in all material respects, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) containing calculations demonstrating compliance with subsections 10.1,
     10.2 and 10.3 for such period;

          (c) not later than March 31 of each fiscal year, a copy of the projections by the Company of the operating budget and cash flow budget of the Company and its Subsidiaries for such fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Responsible Officer has no reason to believe they are incorrect or misleading in any material respect;

          (d) within five Business Days after the same are sent, copies of all financial statements and reports which the Company sends to its stockholders, and within five Business Days after the same are filed, copies of all financial statements and reports which the Company may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

          (e) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

          9.3  Payment of Obligations.  Pay, discharge or otherwise satisfy at
               ----------------------
or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company or its Subsidiaries, as the case may be.

          9.4  Conduct of Business and Maintenance of Existence.  Continue to
               ------------------------------------------------
engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 10.7; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

          9.5  Maintenance of Property; Insurance.  Keep all property useful and
               ----------------------------------
necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender, upon written request, full information as to the insurance carried.

          9.6  Inspection of Property; Books and Records; Discussions.  Keep
               ------------------------------------------------------
proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Company and its Subsidiaries, to the extent applicable, with officers and employees of the Company and its Subsidiaries and with its independent certified public accountants.

          9.7  Notices.  Promptly give notice to the Administrative Agent and
               -------
each Lender of:

          (a)  the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of the Company or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Company or any of its Subsidiaries in which the amount involved is $2,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

          (d) the following events, as soon as possible and in any event within 30 days after the Company knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Company or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

          (e) any development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

          9.8  Environmental Laws.  Comply with, and ensure compliance by all
               ------------------
tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect;

          (a) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental

Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect.

          9.9  Additional Collateral; Further Assurances.  (a)  With respect to
               -----------------------------------------
any Person that, subsequent to the Closing Date, becomes a Domestic Subsidiary, promptly upon the request of the Administrative Agent: (i) execute and deliver to the Administrative Agent, for the benefit of the Lenders, a new pledge agreement or such amendments to the relevant Pledge Agreement as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the Company or any of its Subsidiaries, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Company or such Subsidiary, as the case may be, (iii) execute and deliver to the Administrative Agent, for the benefit of the Lenders, a Subsidiary Guarantee Supplement and
(iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i), (ii) and
(iii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (b) With respect to any Person that, subsequent to the Closing Date, becomes a Foreign Subsidiary which is a direct Subsidiary of the Company, promptly upon the request of the Administrative Agent: (i) execute and deliver to the Administrative Agent a new pledge agreement or such amendments to the relevant Pledge Agreement as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the Company or any of its Domestic Subsidiaries (provided that in no event shall more than 65% of the Capital Stock of any such Subsidiary be required to be so pledged), (ii) deliver to the Administrative Agent any certificates representing such Capital Stock (if certificated), together with undated stock powers executed and delivered in blank by a duly authorized officer of the Company or such Subsidiary, as the case may be, and take or cause to be taken all such other actions under the law of the jurisdiction of organization of such Foreign Subsidiary as may be necessary or advisable to perfect such Lien on such Capital Stock (iii) if such Foreign Subsidiary is a Subsidiary of a Foreign Subsidiary Borrower execute and deliver to the Administrative Agent, for the benefit of the Lenders, a Foreign Subsidiary Guarantee and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i), (ii) and (iii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (c) Execute and deliver such other documents and take such further actions as shall be reasonably requested by the Administrative Agent in order to evidence or perfect any Lien or security interest created or intended to be created by the Security Documents.

          9.10  Satisfaction of Waived Conditions Precedent.  Satisfy each of
                -------------------------------------------
the conditions referred to in Schedule 9.10 and waived as a condition precedent hereunder pursuant to the last paragraph of subsection 8.1 as soon as reasonably possible, but in any event within 30 days of the Closing Date, except that the conditions requiring the consent of the Commonwealth of Pennsylvania (or a department or agency thereof) shall be satisfied as soon as reasonably possible, with the Company to use its commercially reasonable best efforts to obtain such consent.

          9.11  Identification of Collateral.  Within 45 days after the Closing
                ----------------------------
Date, provide to the Administrative Agent evidence reasonably satisfactory to it that the Liens described in schedule 10.5 do not encumber accounts, general intangibles or inventory (as such terms are defined in the Uniform Commercial Code in effect in New York).

                        SECTION 10.  NEGATIVE COVENANTS

          The Company hereby covenants and agrees that so long as the Commitments remain in effect, any Loan or Reimbursement Obligation remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, or under any other Loan Document, the Company shall not, and shall not permit any of its Subsidiaries, to the extent applicable to Subsidiaries, to, directly or indirectly:

          10.1  Consolidated Cash Flow Coverage Ratio.  Permit the Consolidated
                -------------------------------------
Cash Flow Coverage Ratio to be less than a ratio of 4.00 to 1.00 for any fiscal quarter.

          10.2  Consolidated Leverage Ratio.  Permit the Consolidated Leverage
                ---------------------------
Ratio to be greater than 3.00 to 1.00 at the end of any fiscal quarter.

          10.3  Maintenance of Consolidated Net Worth.  Permit Consolidated Net
                -------------------------------------
Worth at any time to be less than $66,928,500 plus 50% of Consolidated Net Income for each fiscal quarter for which Consolidated Net Income is a positive number ended between March 29, 1997 and the date of such determination.

          10.4  Limitation on Indebtedness.  Create, incur, assume or suffer to
                --------------------------
exist any Indebtedness, except with respect to any of the following:

          (a)  Indebtedness of the Company under this Agreement;

          (b) Indebtedness of the Company to any Domestic Subsidiary and of any Domestic Subsidiary to the Company or any other Subsidiary;

          (c) Indebtedness of the Company and any of its Subsidiaries incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in an aggregate principal amount not exceeding as to the Company and its Subsidiaries $10,000,000 at any time outstanding;

          (d) short-term Indebtedness of Foreign Subsidiaries incurred for working capital purposes in an aggregate principal amount not exceeding $10,000,000 or the U.S. Dollar Equivalent thereof in a foreign currency at any time outstanding;

          (e)  Indebtedness outstanding on the date hereof and listed on
     Schedule 10.4 and any refinancings, refundings, renewals or extensions thereof;

          (f) Indebtedness of a corporation which becomes a Subsidiary after the date hereof, provided that (i) such indebtedness existed at the time
                      --------
     such corporation became a Subsidiary and was not created in anticipation thereof and (ii) immediately after giving effect to the acquisition of such corporation by the Company no Default or Event of Default shall have occurred and be continuing;

          (g) additional Indebtedness not exceeding $2,500,000 in aggregate principal amount at any one time outstanding; and

          (h) Indebtedness for borrowed money incurred by the Company from time to time and payable to a Governmental Authority, provided (i) that such
                                                      --------
     Indebtedness enables the Company to obtain or utilize favorable tax treatment or bears interest at a rate that is less than interest rates generally available at such time in the commercial market for comparable Indebtedness, and (ii) such Indebtedness is on terms and conditions (other than applicable interest rates) no more favorable to the holders thereof than are applicable to the Lenders with respect to Indebtedness hereunder.

          10.5  Limitation on Liens.  Create, assume or incur or suffer to be
                -------------------
created, assumed or incurred or to exist any Lien on any of its properties or assets, whether now owned or hereafter acquired except for:

          (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with
                                       --------
     respect thereto are maintained on the books of the Company or its Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Foreign Subsidiaries, generally accepted accounting principles in effect from time to time in their respective jurisdictions of incorporation);

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company or such Subsidiary;

     (f) Liens in existence on the date hereof listed on Schedule 10.5, securing Indebtedness permitted by subsection 10.4(e) or (h), provided that no
                                                              --------
such Lien is spread to cover any additional property after the Closing Date (except pursuant to after-acquired property clauses in existing agreements covering property of the same type as that now subject to such existing Liens) and that the amount of Indebtedness secured thereby is not increased;

     (g) Liens securing Indebtedness of the Company and its Subsidiaries permitted by subsection 10.4(c) incurred to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially
                --------
simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the fair value (as determined in good faith by the board of directors of the Company) of such property at the time it was acquired;

     (h) Liens on assets of any Foreign Subsidiary securing up to $5,000,000 of Indebtedness of such Foreign Subsidiary permitted by subsection 10.4(d);

     (i) Liens on the property or assets of a corporation which becomes a Subsidiary after the date hereof securing Indebtedness permitted by subsection 10.4(f), provided that (i) such Liens existed at the time such corporation
         --------
became a Subsidiary and were not created in anticipation thereof, (ii) any such Lien is not spread to cover any property or assets of such corporation after the time such corporation becomes a Subsidiary (except pursuant to after-acquired property clauses in existing agreements covering property of the same type as that now subject to such existing Liens), and (iii) the amount of Indebtedness secured thereby is not increased;

          (j)  Liens created pursuant to the Security Documents;

          (k) Liens on property acquired with the proceeds of Indebtedness permitted by subsection 10.4(h) and securing such Indebtedness; and

          (l) to the extent it does not create adverse tax consequences, Rohr may grant Liens to the Company and its Subsidiaries to secure Rohr's reimbursement obligations to the Company or such Subsidiaries arising out of this Agreement.

          10.6  Limitation on Guarantee Obligations.  Create, incur, assume or
                -----------------------------------
suffer to exist any Guarantee Obligation except with respect to any of the following:

          (a) Guarantee Obligations in existence on the date hereof and listed on Schedule 10.6;

          (b) Guarantee Obligations incurred after the date hereof in an aggregate amount not to exceed $2,000,000 at any one time outstanding;

          (c) guarantees made in the ordinary course of its business by the Company of obligations of any of its Subsidiaries, which obligations are otherwise permitted under this Agreement;

          (d)  the Guarantee made by the Company in Section 11 hereof; and

          (e) the Domestic Subsidiary Guarantee and the Foreign Subsidiary Guarantees.

          10.7  Limitation on Fundamental Changes.  Enter into any merger,
                ---------------------------------
consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

          (a) any Subsidiary of the Company may be merged or consolidated with or into the Company (provided that the Company shall be the continuing or
                          --------
     surviving corporation) or with or into any one or more wholly owned Domestic Subsidiaries of the Company (provided that the wholly owned
                                           --------
     Domestic Subsidiary or Subsidiaries shall be the continuing or surviving corporation);

          (b) any wholly owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any other wholly owned Domestic Subsidiary of the Company; and

          (c) any Foreign Subsidiary of the Company may be merged or consolidated with or into the Company (provided that the Company shall be
                                            --------
     the continuing or surviving corporation) or with or into any one or more Foreign Subsidiary Borrowers (provided that such Foreign Subsidiary Borrower or Borrowers shall be the continuing or surviving corporation).

          10.8  Limitation on Sale of Assets.  Convey, sell, lease, assign,
                ----------------------------
transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Company or any wholly owned Subsidiary, except:

          (a) the sale or other disposition of obsolete or worn out property in the ordinary course of business;

          (b) the sale or other disposition of any property in the ordinary course of business, provided that (other than inventory) the aggregate fair
                         --------
     market value of all assets so sold or disposed of after the Closing Date shall not exceed $5,000,000 in any fiscal year;

          (c)  the sale of inventory in the ordinary course of business;

          (d) the sale or discount without recourse (other than upon normal and customary terms and conditions) of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; and

          (e)  as permitted by subsection 10.7(b);

provided that notwithstanding the foregoing, after the Second Closing Date the
- --------
Company shall not reduce its direct or indirect ownership of Rohr's Capital Stock below 51% of all the Capital Stock of Rohr outstanding at any time.

          10.9  Limitation on Dividends.  Declare or pay any dividend (other
                -----------------------
than dividends payable solely in common stock of the Company) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Company or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except that:
 -------------------

          (a) a Subsidiary may declare and make Restricted Payments if all of the Capital Stock of such Subsidiary is owned by the Company or by a direct or indirect wholly-owned Subsidiary of the Company, and Rohr may pay dividends on its Capital Stock in the ordinary course of business;

          (b) the Company may from time to time declare and make Restricted Payments if such Restricted Payments are payable solely in shares of Capital Stock (or options, warrants or rights therefor) of the Company;

          (c) the Company may from time to time declare and pay cash dividends on its common stock, if on the date of such payment or immediately thereafter and after giving effect thereto, no Event of Default or Default shall exist;

          (d) the Company may from time to time purchase, redeem, retire or acquire shares of its Capital Stock, if on the date of such purchase, redemption, retirement or acquisition or immediately thereafter and after giving effect thereto, no Event of Default or Default shall exist;

          (e) the Company may issue shares of its Capital Stock in connection with contributions made by the Company on behalf of employees of the Company and its Subsidiaries to the Company's 401(k) Plan;

          (f) the Company may issue shares of its Class A Common Stock upon conversion of shares of its Class B Common Stock to Class A Common Stock pursuant to and in accordance with the terms of the Class B Common Stock; and

          (g) the Company may issue shares of its Capital Stock upon the exercise of options granted with respect thereto pursuant to the terms of such options.

          (h) the Company may repurchase shares of its Capital Stock from the estate of Paul S. Bush with the proceeds of a life insurance policy on the life of Paul S. Bush, as more fully described in Schedule 10.9(h).

The Company shall not declare any dividend payable later than 90 days after declaration and shall not permit any Subsidiary to declare any dividend payable later than 15 days after declaration.

          10.10  Limitation on Capital Expenditures.  Make or commit to make (by
                 ----------------------------------
way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations) except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Company and its Subsidiaries during any of the fiscal years of the Company set forth below, the following amounts: (a) during fiscal years
1997 and 1998 (inclusive, in fiscal year 1997, of Capital Expenditures made in fiscal year 1997 prior to the date hereof), an amount equal to (i) $32,500,000 minus (ii) the aggregate amount of all consideration (determined in
            -----
accordance with GAAP) paid by the Company during such fiscal year in connection with Acquisitions permitted by subsection 10.11(k); and (b) for each fiscal year thereafter, an amount equal to (i) 27,500,000 minus (ii) the aggregate amount of
                                              -----
all consideration (determined in accordance with GAAP) paid by the Company during such fiscal year in connection with Acquisitions permitted by subsection 10.11(k); provided that any such amount not so expended in the fiscal year for
          --------
which it is permitted above, may be carried over for use in subsequent fiscal years as Capital Expenditures or for Acquisitions pursuant to subsection 10.11(k).

          10.11  Limitation on Investments, Loans and Advances.  Make any
                 ---------------------------------------------
advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person (all the foregoing, "Investments"), except:
                     -----------

          (a)  extensions of trade credit in the ordinary course of business;

          (b)  Investments in Cash Equivalents;

          (c) loans to officers of the Company in an aggregate principal amount not to exceed $2,000,000 at any one time outstanding;

          (d) loans and advances to employees of the Company or its Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate amount for the Company and its Subsidiaries not to exceed $2,500,000 at any one time outstanding;

          (e) Investments by the Company in its Domestic Subsidiaries and investments by such Subsidiaries in the Company and in other Domestic Subsidiaries;

          (f)  the Rohr Acquisition;

          (g)  Investments by a Foreign Subsidiary in its Foreign Subsidiaries;

          (h)  Investments described in Schedule 10.11(h);

          (i) Investments by the Company and its Domestic Subsidiaries in its Foreign Subsidiaries not exceeding $10,000,000 in aggregate principal amount at any one time outstanding and investments by Foreign Subsidiaries in the Company;

          (j) Investments in common stock of other entities not exceeding $150,000 in aggregate principal amount at any one time outstanding; and

          (k) the Company may (w) acquire a majority of all of the properties or assets of any going concern or going line of business, (x) acquire a majority of all of the property or assets of any other Person, (y) acquire a majority of all of the Capital Stock or other equity interests in or of any other Person, and (z) agree, become or remain liable (contingently or otherwise) to do any of the foregoing (collectively, "Acquisitions") provided that (i) no Event of Default shall occur and be continuing or shall exist at such time or after giving effect to such transaction, (ii) the business or properties so acquired shall be within the Company's line of business or a related line of business or shall use production or manufacturing technology used in the Company's line of business, and (iii) as of the end of each fiscal year of the Company, the aggregate consideration (determined in accordance with GAAP) paid by the Company in connection with all Acquisitions (other than the Rohr Acquisition) shall not exceed: (a) during fiscal years 1997 and 1998 (inclusive, in fiscal year 1997, of Acquisitions made in fiscal year 1997 prior to the date hereof), an amount equal to (1) $32,500,000 minus (2) the aggregate amount
                                                 -----
     of all Capital Expenditures made by the Company during such fiscal year to the extent permitted by subsection 10.10; provided, that and (b) for
                                                  --------
     each fiscal year thereafter, an amount equal to (1) $27,500,000 minus (2)
                                                                     -----
     the aggregate amount of all Capital Expenditures made by the Company during such fiscal year to the extent permitted by subsection 10.10; any such amount not so expended in the fiscal year for which it is permitted above, may be carried over for use in subsequent fiscal years for Acquisitions or as Capital Expenditures pursuant to subsection 10.10.

          10.12  Limitation on Modifications of Debt Instruments.  Amend, modify
                 -----------------------------------------------
or change, or consent or agree to any amendment, modification or change to any of the terms of any Indebtedness (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon).

          10.13  Limitation on Transactions with Affiliates.  Enter into any
                 ------------------------------------------
transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the Company's or such Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Company or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, except that the foregoing shall not preclude such transactions involving an aggregate amount not exceeding $250,000 in any fiscal year; provided, that the stock repurchase described in subsection 10.9(n)
             --------
may be consummated.

          10.14  Limitation on Sales and Leasebacks.  Enter into any arrangement
                 ----------------------------------
with any Person providing for the leasing by the Company or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary.

          10.15  Limitation on Changes in Fiscal Year.  Permit the fiscal year
                 ------------------------------------
of the Company to end on a day other than the Saturday closest to December 31.

          10.16  Limitation on Negative Pledge Clauses.  Enter into with any
                 -------------------------------------
Person any agreement, other than (a) this Agreement and (b) any industrial revenue bonds, purchase money mortgages or Financing Leases permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby), which prohibits or limits the ability of the Company or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or limits the ability of any Subsidiary to pay dividends to or make other distributions to, or guarantee obligations of, the Company.

          10.17  Limitation on Lines of Business.  Enter into any business,
                 -------------------------------
either directly or through any Subsidiary, except for those businesses in which the Company and its Subsidiaries are engaged on the date of this Agreement or which are directly related thereto.

          10.18  Hedging Agreements.  Enter into any Hedging Agreement other
                 ------------------
than in the ordinary course of business to hedge against interest rate or currency exchange rate fluctuations and in any event not for speculative purposes.

          SECTION 11.  GUARANTEE

          11.1   Guarantee.  (a)  The Company hereby unconditionally and
                 ---------
irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by the Foreign Subsidiary Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          (b) The Company further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel, which may be paid or incurred by the Administrative Agent, or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Company under this
Section 11. This Section 11 shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrowers may be free from any Obligations.

          (c) No payment or payments made by any Borrower or any other Person or received or collected by the Administrative Agent or any Lender from any Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Company under this Section 11 which shall, notwithstanding any such payment or payments, remain liable under this Section 11 for the Obligations until the Obligations are paid in full and the Commitments are terminated.

          (d) The Company agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent and such Lender in writing that such payment is made under this Section 11 for such purpose.

          11.2  Right of Set-off.  The Administrative Agent and each Lender is
                ----------------
hereby irrevocably authorized at any time and from time to time without notice to the Company, any such notice being expressly waived by the Company, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender (or any Affiliate of such Lender) to or for the credit or the account of the Company, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against or on account of the obligations and liabilities of the Company to the Administrative Agent or such Lender hereunder which are then due and payable and claims of every nature and description of the Administrative Agent or such Lender against the Company, in any currency, whether arising hereunder, under any other Loan Document or otherwise in connection therewith, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or such Lender has made any demand for payment. The Administrative Agent and each Lender shall notify the Company promptly of any such set-off and the application made by the Administrative Agent or such Lender, as the case may be, of the proceeds thereof; provided that
                                                                   --------
the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this subsection are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

          11.3  No Subrogation.  Notwithstanding any payment or payments made by
                --------------
the Company under this Section 11, or any set-off or application of funds of the Company by the Administrative Agent or any Lender, the Company shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrowers or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall the Company seek or be entitled to seek any contribution or reimbursement from the Borrowers in respect of payments made by the Company hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Company on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Company in trust for the Administrative Agent and the Lenders, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Administrative Agent in the exact form received by the Company (duly indorsed by the Company to the Administrative Agent, if required), to be applied paragraph shall survive the termination of this Agreement and the payment in full of the Obligations and the termination of the Commitments.

          11.4  Amendments, etc. with respect to the Obligations; Waiver of
                -----------------------------------------------------------
Rights.  The Company shall remain obligated under this Section 11
- ------
notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and any Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the provisions thereof as the Administrative Agent (or the requisite Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent or any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Agreement or any property subject thereto. When making any demand under this Section 11 against the Company, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrowers or any other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from the Borrowers or any such other guarantor or any release of the Borrowers or such other guarantor shall not relieve the Company of its obligations or liabilities under this
Section 11, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against the Company. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          11.5  Guarantee Absolute and Unconditional.  The Company waives any
                ------------------------------------
and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Agreement or acceptance of this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Agreement; and all dealings between the Borrowers and the Company, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers and the Company with respect to the Obligations. This Section 11 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of this Agreement, any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrowers against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or the Company) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or of the Company under this Section 11, in bankruptcy or in any other instance. When pursuing its rights and remedies under this Section 11 against the Company, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Company of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Company. This Section 11 shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Company and its successors and assigns, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Company under this Agreement shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of this Agreement the Borrowers may be free from any Obligations.

     11.6  Reinstatement.  This Section 11 shall continue to be effective,
           -------------
or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

     11.7  Payments.  The Company hereby agrees that all payments required
           --------
to be made by it hereunder will be made to the Administrative Agent without set-off or counterclaim in accordance with the terms of the Obligations, including, without limitation, in the currency in which payment is due.


     SECTION 12.  EVENTS OF DEFAULT

     If any of the following events shall occur and be continuing:

     (a) Any Borrower shall fail to pay any principal of any Loan made to it, or any Reimbursement Obligations owing by it, when due in accordance with the terms thereof or hereof; or any Borrower shall fail to pay any interest on Loans made to it or any other amount payable by it hereunder, within five days after notice from the Administrative Agent or any Lender that such interest or other amount has become due in accordance with the terms hereof; or

     (b) Any representation or warranty made or deemed made by any Borrower herein or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

     (c) Any Borrower shall default in the observance or performance of any agreement contained in Subsection 9.10 or Section 10; or

     (d) Any Borrower shall default in the observance or performance of any other agreement contained in this Agreement (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

     (e) The Company or any one or more of its Subsidiaries constituting a Material Entity shall (i) default in any payment of principal of or interest of any Material Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Material Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Material Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Material Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Material Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

     (f) (i) The Company or any one or more of its Subsidiaries constituting a Material Entity shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company or any one or more of its Subsidiaries constituting a Material Entity shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or any one or more of its Subsidiaries constituting a Material Entity any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Company or any one or more of its Subsidiaries constituting a Material Entity any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Company or any one or more of its Subsidiaries constituting a Material Entity shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Company or any one or more of its Subsidiaries constituting a Material Entity shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

     (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Company or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Company or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

          (h) One or more judgments or decrees shall be entered against the Company or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $2,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

          (i) The validity or enforceability of this Agreement or any of the other Loan Documents shall be challenged by the Company or any of its Subsidiaries or shall fail to remain in full force and effect for any reason other than in accordance with its express terms; or

          (j)  A Change of Control shall occur;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Company, automatically the Revolving Credit Commitments and Swing Line Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes (including, without limitation, all Reimbursement Obligations, regardless of whether or not such Reimbursement Obligations are then due and payable) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Company declare the Revolving Credit Commitments and Swing Line Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments and Swing Line Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Company, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all outstanding Reimbursement Obligations which have not matured at the time of an acceleration pursuant to the second preceding paragraph, the Company shall at such time deposit in a cash collateral account opened by and maintained by the Administrative Agent an amount equal to the aggregate amount of all such Reimbursement Obligations. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of Reimbursement Obligations when drawings under the related Letters of Credit are made, and any balance in such account shall be applied to repay other obligations of the Company hereunder. After all Reimbursement Obligations shall have been satisfied and all other obligations of the Company hereunder shall have been paid in full, the balance, if any, in such cash collateral account shall be promptly returned to the Company. Except as expressly provided above in this Section 12, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

          SECTION 13.  THE ADMINISTRATIVE AGENT; THE CO-AGENT

          13.1  Appointment.  Each Lender hereby irrevocably designates and
                -----------
appoints Chase as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes Chase to act as the Administrative Agent of such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent is hereby authorized by the Lenders to accept on their behalf any security interests or guarantees granted by any of the Borrowers or their Subsidiaries. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

          13.2  Delegation of Duties.  The Administrative Agent may execute any
                --------------------
of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          13.3  Exculpatory Provisions.  Neither the Administrative Agent nor
                ----------------------
any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of a Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document or to inspect the properties, books or records of the Borrowers.

          13.4  Reliance by Administrative Agent.  The Administrative Agent
                --------------------------------
shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers or any of them), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          13.5  Notice of Default.  The Administrative Agent shall not be deemed
                -----------------
to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the
                                             --------
Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          13.6  Non-Reliance on Administrative Agent and Other Lender.  Each
                -----------------------------------------------------
Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of any Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly required to be furnished to the Lenders by an Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrowers which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates.

          13.7  Indemnification.  Each Lender agrees to indemnify the
                ---------------
Administrative Agent and the Co-Agent in their respective capacities as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to its Revolving Credit Commitment Percentage in effect on the date on which indemnification is sought from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans be imposed on, incurred by or asserted against the Administrative Agent or the Co-Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or the Co-Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any
           --------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent or the Co-Agent. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

          13.8  Administrative Agent in its Individual Capacity.  The
                -----------------------------------------------
Administrative Agent, the Co-Agent and their affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers as though the Administrative Agent or the Co-Agent were not the Administrative Agent and Co-Agent, respectively, hereunder and under the other Loan Documents. With respect to the Loans made or renewed by the Administrative Agent or the Co-Agent, and any Note issued to either of them, the Administrative Agent and the Co-Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though they were not the Administrative Agent and Co-Agent, respectively, and the terms "Lender" and "Lenders" shall include the Administrative Agent and the Co-Agent in their individual capacities.

          13.9  Successor Administrative Agent.  The Administrative Agent may
                ------------------------------
resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which successor administrative agent shall, unless an Event of Default is continuing, be approved by the Company, whereupon such successor administrative agent shall succeed to the rights, powers and duties of the resigning Administrative Agent, and the term "Administrative Agent" shall mean such successor administrative agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any resigning Administrative Agent's resignation as the Administrative Agent the provisions of this subsection shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Documents.

          13.10  The Co-Agent.  Each Lender and the Co-Agent acknowledges that
                 ------------
the Co-Agent, in such capacity, shall have no duties or responsibilities, and shall incur no liabilities, under this Agreement or the other Loan Documents in its capacity as such.


          SECTION 14.  MISCELLANEOUS

          14.1  Amendments and Waivers.  (a)  Neither this Agreement or any
                ----------------------
other Loan Document, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this subsection 14.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (i) enter into with the Borrowers written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights or obligations of the Lenders or of the Borrowers hereunder or thereunder or (ii) waive at the Borrowers' request, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided,
                                                                   --------
however, that no such waiver and no such amendment, supplement or modification
- -------
shall:

          (A) reduce the amount or extend the scheduled date of maturity of any Loan of any scheduled installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount, extend the expiration date of any Lender's Revolving Credit Commitment, amend, modify or waive any provision of subsection 6.8 or amend, modify or waive any provision of subsection 3.5, in each case without the consent of each Lender affected thereby;

          (B) amend, supplement, modify or waive any provision of this subsection 14.1 or reduce the percentage specified in the definition of "Required Lenders" or consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or release all or substantially all of the Guarantors or release all or substantially all of the Pledged Stock, in each case without the consent of all the Lenders;

          (C) amend, supplement, modify or waive any provision of Section 3 or any other provision of this Agreement governing the rights and obligations of the Swing Line Lenders; or the definitions used therein without the consent of the Swing Line Lenders;

          (D) extend the expiry date on any Letter of Credit beyond the Revolving Credit Termination Date without the consent of each Lender.

Any waiver and any amendment, supplement or modification pursuant to this subsection 14.1 shall apply to each of the Lenders and shall be binding upon the Borrowers, the Lenders, the Administrative Agent, and all future holders of the Loans and the Reimbursement Obligations. In the case of any waiver, the Borrowers, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          (b) In addition to amendments effected pursuant to the foregoing paragraph (a), Schedule II may be amended as follows:

              (i) Schedule II will be amended to add Subsidiaries of the Company as additional Foreign Subsidiary Borrowers upon (A) execution and delivery by the Company, any such Foreign Subsidiary Borrower and the Administrative Agent, of a Joinder Agreement providing for any such Subsidiary to become a Foreign Subsidiary Borrower, (B) execution and delivery of a Foreign Subsidiary Guarantee by each Subsidiary of such Foreign Subsidiary Borrower, and (C) delivery to the Administrative Agent of (I) a Foreign Subsidiary Opinion in respect of such additional Foreign Subsidiary Borrower and (II) such other documents with respect thereto as the Administrative Agent shall reasonably request.

              (ii) Schedule II will be amended to remove any Subsidiary as a Foreign Subsidiary Borrower upon (A) written notice by the Company to the Administrative Agent to such effect and (B) repayment in full of all outstanding Loans of such Foreign Subsidiary Borrower.

          (c) The Administrative Agent shall give prompt notice to each Lender of any amendment effected pursuant to subsection 14.1(b).

          14.2  Notices.  All notices, requests and demands to or upon the
                -------
respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid (certified mail, return receipt requested), or two days after being sent by a nationally recognized overnight courier, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrowers and the Administrative Agent, and as set forth in Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

                   The Company:   Bush Industries, Inc.
                                  Mason Drive Industrial Park
                                  P.O. Box 460
                                  Jamestown, New York  14702-0460
                                  Attention:  Mr. Robert L. Ayres
                                  Telephone:  (716) 665-2000
                                  Facsimile:  (716) 665-1192

                   The Foreign
          Subsidiary Borrowers:   c/o
                                  Bush Industries, Inc.
                                  Mason Drive Industrial Park
                                  P.O. Box 460
                                  Jamestown, New York  14702-046
                                  Attention:  Mr. Robert L. Ayres
                                  Telephone:  (716) 665-2000
                                  Facsimile:  (716) 665-1192

                                  With a copy to the Company at
                                  its address set forth above

      The Administrative Agent
             (New York Office):   The Chase Manhattan Bank
                                  Loan and Agency Services
                                  One Chase Manhattan Plaza, 8th Floor
                                  New York, New York 10081
                                  Attention: Janet Belden
                                  Telephone: (212) 552-7277
                                  Facsimile: (212) 552-5658

                                        With a copy to:

                                        The Chase Manhattan Bank
                                        2300 Main Place Tower
                                        Buffalo, New York  14202
                                        Attention: Robert McArdle
                                        Telephone:  (716) 858-1418
                                        Facsimile:  (716) 843-4939

               The Administrative Agent
               (London Office):         Chase Manhattan International Limited
                                        Trinity Tower
                                        9 Thomas Moore Street
                                        London, England  E1 94T
                                        Attention: Steven Clark or Steven
                                        Hurford
                                        Telephone: 44 171 777 2353
                                        Facsimile: 44 171 777 3846


                                        With a copy to:

                                        The Chase Manhattan Bank
                                        2300 Main Place Tower
                                        Buffalo, New York 14202
                                        Attention: Robert McArdle
                                        Telephone:  (716) 858-1418
                                        Facsimile:  (716) 843-4939


provided that any notice, request or demand to or upon (i) the Administrative
- --------
Agent or the Lenders pursuant to subsection 2.3, 3.2, 4.3, 5.2, 6.2, 6.4, 6.7, or 6.11 or (ii) the Swing Line Lender pursuant to Section 3, shall not be effective until received. All notices to the Administrative Agent in respect of Multicurrency Loans shall be to the Administrative Agent's London Office specified above .

          14.3  No Waiver; Cumulative Remedies.  No failure to exercise and no
                ------------------------------
delay in exercising, on the part of any Borrower, the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          14.4  Survival of Representations and Warranties.  All representations
                ------------------------------------------
and warranties made hereunder and in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans hereunder.

          14.5  Payment of Expenses and Taxes.  The Company agrees (a) to pay or
                -----------------------------
reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, execution and delivery of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel (and any special or local counsel retained by such counsel to assist it) to the Administrative Agent, provided that the out of
                                                   --------
pocket expenses of the Administrative Agent be limited as provided in the commitment letter between the Company and The Chase Manhattan Bank related to this transaction (b) to pay indemnify, hold harmless or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred (including, without limitation, reasonable attorney's fees and expenses and court costs) in connection with any default by the Company or any other Borrower hereunder or under any other Loan Document and in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, (d) to pay, indemnify, hold harmless or reimburse Mellon for any and all fees, expenses, disbursements or other costs (including, without limitation, reasonable attorney's fees) incurred by, or assessed or asserted against, Mellon in connection with the termination of the Existing Credit Agreement, and (e) to indemnify and hold harmless each Lender and the Administrative Agent, their affiliates and their respective officers, directors, employees, advisors, and agents (each, an "indemnified person") from and against any and all losses,
                  ------------------
claims, damages and liabilities to which any such indemnified person may become subject arising out of or in connection with this the Agreement, Loan Documents, the use of the proceeds or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any indemnified person is a party thereto, and to reimburse each indemnified person upon demand for any reasonable legal or other reasonable expenses incurred in connection with investigating or defending any of the foregoing, provided that the foregoing indemnity will not, as to any
           --------
indemnified person, apply to losses, claims, damages, liabilities or related expenses to the extent they are found by a final, non-appealable judgment of a court to arise from the willful misconduct or gross negligence of such indemnified person. No indemnified person shall be liable for any indirect or consequential damages in connection with its activities related to any of the Loan Documents. An indemnified person shall not enter into any settlement or consent to the entry of any judgment with respect to any matter as to which the afore-described indemnification relates without your prior written consent, which consent shall not be unreasonably withheld. In addition, an indemnified person shall take whatever action is necessary to prevent the entry of a default judgment, unless otherwise previously agreed to by you in writing. An indemnified person shall give you prompt written notice of any matter that arises as to which such indemnified person may be entitled to indemnification, provided, however, that any failure on the part of an indemnified party to so notify you promptly shall not relieve you of any obligation or liability hereunder, unless and to the extent that you are damaged by such failure or delay. An indemnified person shall cooperate with you with respect to the defense of any third party claim or action. In addition, and notwithstanding the foregoing, with respect to any claim or action initiated or instituted by you against an indemnified person for willful misconduct or gross negligence, the obligation to so indemnify such person and to reimburse such indemnified person upon demand prior to a final non-appealable judgment of a court as to such willful misconduct or gross negligence shall not be binding upon you. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

          14.6  Successors and Assigns; Participations and Assignments.  (a)
                ------------------------------------------------------
This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Administrative Agent, all future holders of the Loans, the Reimbursement Obligations and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan
                          ------------
owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which such Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Loan Document except for those specified in clauses (A) and (B) of the proviso to subsection 14.1. Each Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that, in
                                                       --------
purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 14.7(a) as fully as if it were a Lender hereunder. Each Borrower agrees that each Participant shall be entitled to the benefits of subsections 6.10, 6.11,
6.12 and 6.13 with respect to its participation in the Commitments and the Loans outstanding from time to time hereunder as if it was a Lender; provided that, in
                                                               --------
the case of
subsection 6.11, such Participant shall have complied with the requirements of said subsection and provided, further, that no Participant shall be entitled to
                    --------  -------
 receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time and from time to time assign to any Lender or any Affiliate thereof or, with the prior written consent of the Company (such consent not to be unreasonably withheld) and the Administrative Agent (such consent not to be unreasonably withheld), to an additional bank or financial institution (an "Assignee") all or any part of its
                                              --------
rights and obligations under this Agreement and the other Loan Documents including, without limitation, its Commitments and Loans, pursuant to an Assignment and Acceptance, substantially in the form of Exhibit G, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, by the Company and the Administrative Agent) and delivered to the Administrative Agent for their acceptance and recording in the Register; provided that (i) if any Lender assigns a part of
                           --------
 its rights and obligations in respect of Revolving Credit Loans and/or Revolving Credit Commitment under this Agreement to an Assignee, such Lender shall assign proportionate interests in their respective Revolving Credit Loans and Revolving Credit Commitment and other related rights and obligations hereunder to such Assignee, (ii) if any Lender assigns a part of its rights and obligations under this Agreement in respect of its Revolving Credit Loans and/or Revolving Credit Commitments to an Assignee, such Lender shall assign proportionate interests in (A) its participations in the Swing Line Loans and other rights and obligations hereunder in respect of the Swing Line Loans to such Assignee and (B) Multicurrency Loans, (iii) in the case of any such assignment to an additional bank or financial institution, the aggregate amount of any Revolving Credit Commitment (or, if the Revolving Credit Commitments have terminated or expired, the aggregate principal amount of any Revolving Credit Loans) being assigned shall not be less than $5,000,000 (or (x) if less, the then outstanding amount of such Commitments and/or Loans or (y) such lesser amount as may be agreed by the Borrowers and the Administrative Agent), and after giving effect to such assignment such assignor Lender, if its retains any Revolving Credit Commitment and Loans, shall retain a Revolving Credit Commitment and Loans aggregating at least $10,000,000. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (I) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments, rights in respect of Loans as set forth therein, and (II) the assigning Lender thereunder shall be released from its obligations under this Agreement to the extent that such obligations shall have been expressly assumed by the Assignee pursuant to such Assignment and Acceptance (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding the foregoing, no consent of the Company shall be required for any assignment effected while an Event of Default under
Section 12(f) is in existence.

          (d) The Administrative Agent, on behalf of the Borrowers, shall maintain at its address referred to in subsection 14.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the
                                                    --------
recordation of (i) the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time and (ii) the other information required from time to time pursuant to subsection
3.1 in respect of Swing Line Loans. The entries in the Register shall constitute prima facie evidence of the information recorded therein, and the Borrowers, the Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, executed by the Borrowers and the Administrative Agent), together with payment to the Administrative Agent of a registration and processing fee of $2,500 (except in the case of an Assignee that is an Affiliate of a lender, in which case the registration and processing fee of $2,500 is waived), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give prompt notice of such acceptance and recordation to the Lenders and the Borrowers.

          (f) Each Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee
                                  ----------
which has agreed to maintain the confidentiality of information provided to it pursuant to subsection 14.17 any and all financial information in such Lender's possession concerning such Borrower and its Affiliates which has been delivered to such Lender by or on behalf of such Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of such Borrower in connection with such Lender's credit evaluation of such Borrower and its Affiliates prior to becoming a party to this Agreement.

          (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

          (h) If, pursuant to this subsection, any interest in this Agreement or any Loan is transferred to any Transferee (which is a Lender) which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to agree (for the benefit of the transferor Lender, the Administrative Agent and the Company) to provide the transferor

Lender (and, in the case of any Transferee registered in the Register, the Administrative Agent and the Company) the tax forms and other documents required to be delivered pursuant to subsection 6.11(b) and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

          (i) If, pursuant to this subsection, any interest in this Agreement or any Loan is transferred to any Transferee, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to agree (for the benefit of the transferor Lender, the Administrative Agent and the Foreign Subsidiary Borrowers) to provide the transferor Lender, the Administrative Agent and the Foreign Subsidiary Borrowers the tax forms and other documents required to be delivered pursuant to subsection 6.11(c) and to comply from time to time with all applicable laws and regulations with regard to such withholding tax exemption.

          14.7  Adjustments; Set-Off.  (a)  If any Lender (a "Benefitted
                --------------------                          ----------
Lender") shall at any time receive any payment of all or part of its Loans then
- ------
due and owing to it by any Borrower, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 12(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans then due and owing to it by such Borrower, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it by such Borrower, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such
                     --------  -------
excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to any Borrower, any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable hereunder (whether at the stated maturity thereof, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch, agency or Affiliate thereof to or for the credit or the account of any Borrower. Each Lender agrees promptly to notify the Borrowers and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice
                                 --------
shall not affect the validity of such set-off and application.

          14.8  Counterparts.  This Agreement may be executed by one or more of
                ------------
the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be delivered to the Borrowers and the Administrative Agent.

          14.9  Severability.  Any provision of this Agreement which is
                ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          14.10  Integration.  This Agreement and the other Loan Documents
                 -----------
represent the agreement of the Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrowers, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          14.11  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
                 -------------
OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          14.12  Submission To Jurisdiction; Waivers.  (a)  The Company and each
                 -----------------------------------
Foreign Subsidiary Borrower hereby irrevocably and unconditionally:

          (i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company or such Foreign Subsidiary Borrower, as the case may be, at the address specified in subsection 14.2, or at such other address of which the Administrative Agent shall have been notified pursuant thereto; and

          (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

          (b) Each party to this Agreement waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

          (c) Each Foreign Subsidiary Borrower hereby irrevocably appoints the Company as its agent for service of process in any proceeding referred to in subsection 14.12(a) and agrees that service of process in any such proceeding may be made by mailing or delivering a copy thereof to it care of the Company at its address for notices set forth in subsection 14.2.

          14.13  Acknowledgements.  Each Borrower hereby acknowledges that:
                 ----------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) none of the Administrative Agent or any Lender has any fiduciary relationship with or duty to such Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agents and the Lenders, on the one hand, and the Borrowers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrowers and the Lenders.

          14.14  WAIVERS OF JURY TRIAL.  THE BORROWERS, THE ADMINISTRATIVE AGENT
                 ---------------------
AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          14.15  Power of Attorney.  Each Foreign Subsidiary Borrower hereby
                 -----------------
grants to the Company an irrevocable power of attorney to act as its attorney-in-fact with regard to matters relating to this Agreement and each other Loan Document, including, without limitation, execution and delivery of any amendments, supplements, waivers or other modifications hereto or thereto, receipt of any notices hereunder or thereunder and receipt of service of process in connection herewith or therewith. Each Foreign Subsidiary Borrower hereby explicitly acknowledges that the Administrative Agents and each Lender have executed and delivered this Agreement and each other Loan Document to which it is a party, and has performed its obligations under this Agreement and each other Loan Document to which it is a party, in reliance upon the irrevocable grant of such power of attorney pursuant to this subsection. The power of attorney granted by each Foreign Subsidiary Borrower hereunder is coupled with an interest.

          14.16  Judgment. (a) If for purpose of obtaining judgment in any court
                 --------
it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency in the city in which it normally conducts its foreign exchange operation for the first currency on the Business Day preceding the day on which final judgment is given.

          (b) The obligation of each Borrower in respect of any sum due from it to any Lender hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in
- ------------------
accordance with the applicable provisions of this Agreement (the "Agreement
                                                                  ---------
Currency"), be discharged only to the extent that on the Business Day following
- --------
receipt by such Lender of any sum adjudged to be so due in the Judgment Currency such Lender may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency; if the amount of Agreement Currency so purchased is less than the sum originally due to such Lender in the Agreement Currency, such Borrower agrees notwithstanding any such judgment to indemnify such Lender against such loss, and if the amount of the Agreement Currency so purchased exceeds the sum originally due to any Lender, such Lender agrees to promptly remit to such Borrower such excess.

          14.17  Confidentiality.  Each Lender agrees to keep confidential any
                 ---------------
written information (a) provided to it by or on behalf of the Company or any of its Subsidiaries pursuant to or in connection with this Agreement or (b) obtained by such Lender based on a review of the books and records of the Company or any of its Subsidiaries; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to the Administrative Agent or any other Lender, (ii) to any Transferee or prospective Transferee which agrees to comply with the provisions of this subsection, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender or as shall be required pursuant to any Requirement of Law, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vi) in connection with any litigation to which such Lender is a party, (vii) which has been publicly disclosed other than in breach of this Agreement, or (viii) to the extent reasonably necessary, in connection with the exercise of any remedy hereunder.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              BUSH INDUSTRIES, INC.


                              By: /s/ Robert L. Ayres
                                  ---------------------------------------
                                  Title: EVP, COO, CFO


                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent and a Lender


                              By: /s/ Robert McArdle
                                  ---------------------------------------
                                  Title: Vice President


                              MELLON BANK, N.A., as CoAgent and a Lender


                              By: /s/ Michael R. Zaksheske
                                  ---------------------------------------
                                  Title: Vice President


                              FIRST UNION NATIONAL BANK


                              By: /s/ Jane W. Workman
                                  ---------------------------------------
                                  Title: Senior Vice President


                              SUNTRUST BANK, ATLANTA


                              By: /s/ Lara L. McGinty
                                  ---------------------------------------
                                  Title: Banking Officer


                              By: /s/ Maria C. Mamilovich
                                  ---------------------------------------
                                  Title: Vice President

                              CORESTATES BANK, N.A.


                              By: /s/ John D. Brady
                                  --------------------------------
                                  Title: Assistant Vice President


                              NATIONAL CITY BANK OF PENNSYLVANIA


                              By: /s/ William A. Feldmann
                                  --------------------------------
                                  Title: Assistant Vice President


                              THE BANK OF NOVA SCOTIA

                              By: /s/ J. Alan Edwards
                                  --------------------------------
                                  Title: Authorized Signatory


                              BAYERISCHE VEREINSBANK AG,
                              NEW YORK BRANCH


                              By: /s/ Hans Dick
                                  --------------------------------
                                  Title: Vice President


                              By: /s/ Ralfe Enke
                                  --------------------------------
                                  Title: Assistant Treasurer

                                                                         Annex I


                                  Pricing Grid
                                  ------------

- --------------------------------------------------------------------------------
   Consolidated                         Applicable
  Leverage Ratio                          Margin            Commitment Fee Rate
  --------------                          ------            -------------------
- -------------------------------------------------------------------------------
Greater than 2.50 to 1.00                  1.00%                    .20%
- -------------------------------------------------------------------------------
Greater than 1.75 to 1.00                   .75%                    .15%
but Less than or equal to 2.50 to 1.00
- -------------------------------------------------------------------------------
Greater than 1.50 to 1.00                   .625%                   .125%
but Less than or equal to 1.75 to 1.00
- -------------------------------------------------------------------------------
Greater than 1.00 to 1.00                   .50%                    .125%
but Less than or equal to 1.50 to 1.00
- -------------------------------------------------------------------------------
Less than or equal to 1.00 to 1.00          .375%                   .10%
- -------------------------------------------------------------------------------